As filed with the U.S. Securities and Exchange Commission on August 24, 1999.

                                           SECURITIES ACT FILE NO. 33-74995
                                  INVESTMENT COMPANY ACT FILE NO. 811-04692

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |      |
Pre-Effective Amendment No.            |    |
Post-Effective Amendment No.     1     |  X |
                                     and/or

REGSITRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |     |

Amendment No.  31                      |  X |

             (Check appropriate box or boxes)
____________________

EMERGING MARKETS GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Charter)
11100 Santa Monica Blvd., 15/th/ Floor, Los Angeles, California 90025 (Address of Principal Executive Offices)
Registrant's Telephone Number, including Area Code:  (310) 996-6000
____________________

Roberta A. Conroy, Esq.
Senior Vice President and Secretary
Emerging Markets Growth Fund, Inc.
1100 Santa Monica Blvd., 15th Floor
Los Angeles, California 90025

(Name and Address of Agent of Service of Process)
____________________

Copies of Communications to:
Robert W. Helm, Esq.
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

 [X]  Immediately upon filing pursuant to paragraph (b) of Rule 485.
 [   ]  On _______ , pursuant to paragraph (b)(1)(v) of Rule 485
 [  ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
 [   ]  On ______ , pursuant to paragraph (a)(1) of Rule 485
 [   ]   75 days after filing pursuant to  paragraph (a)(1) of Rule 485

IF APPROPRIATE, CEHCK THE FOLLOWING BOX:

 [  ]  This post-effective amendment designates a new effective date for a
previously filed post-effective          amendment.

SECURITIES ACT FILE NO. 33-74995
INVESTMENT COMPANY ACT FILE NO. 811-04692
FILED PURSUANT TO RULE 497(c)


)
EMERGING MARKETS GROWTH FUND, INC.
11100 Santa Monica Boulevard
Los Angeles, California 90025-3384
(800) 421-0180 x9246

                          PROSPECTUS
                         August 24, 1999

EMERGING MARKETS GROWTH FUND, INC. (THE "FUND") IS AN OPEN-END INTERVAL FUND. THE FUND REDEEMS ITS SHARES AT MONTHLY INTERVALS. YOU MAY SEND YOUR REDEMPTION REQUEST TO THE FUND AT ANY TIME. THE FUND ACCEPTS REDEMPTION REQUESTS RECEIVED IN GOOD ORDER AT, OR PRIOR TO, THE CLOSE OF BUSINESS (5:00 P.M., PACIFIC TIME) ON THE FIRST BUSINESS DAY OF EACH MONTH (THE "REDEMPTION REQUEST DEADLINE"). YOUR REDEMPTION REQUEST WILL BECOME IRREVOCABLE AT THE REDEMPTION REQUEST DEADLINE. YOUR SHARES WILL BE REDEEMED AT THE PRICE DETERMINED AS OF THE CLOSE OF BUSINESS (4:00 P.M. EASTERN TIME) ON THE LAST BUSINESS DAY OF THE MONTH IN WHICH YOUR REDEMPTION REQUEST BECAME EFFECTIVE (THE "REDEMPTION PRICING DATE"). THE FUND WILL PAY THE PROCEEDS OF REDEMPTION REQUEST WITHIN SEVEN (7) CALENDAR DAYS AFTER THE REDEMPTION PRICING DATE. EACH REDEMPTION REQUEST MUST BE IN AN AMOUNT NOT LESS THAN $25,000 (THE SAME AMOUNT AS THE FUND'S MINIMUM AMOUNT FOR ADDITIONAL INVESTMENTS). THE FUND MAY DECLARE THE REDEMPTION PRICING DATE TO BE SOONER THAN THE LAST BUSINESS DAY OF THE MONTH, SUBJECT TO CONDITIONS DESCRIBED IN THE PROSPECTUS. IF IT DOES, THE FUND WILL PAY REDEMPTION PROCEEDS WITHIN SEVEN (7) CALENDAR DAYS OF THE ACCELERATED REDEMPTION PRICING DATE.

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN DEVELOPING COUNTRIES.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              EMERGING MARKETS GROWTH FUND, INC.

TABLE OF CONTENTS

THE FUND                                                      4
INVESTMENT OBJECTIVE                                          4
PRINCIPAL INVESTMENT STRATEGIES                               4
PRINCIPAL RISKS OF INVESTING WITH THE FUND                    5
PAST PERFORMANCE                                              7
FEES AND EXPENSES                                             8
TEMPORARY DEFENSIVE STRATEGY                                  9
WHO MAY INVEST IN THE FUND                                    10
RESTRICTIONS ON TRANSFERS                                     10
MANAGEMENT                                                    11
 INVESTMENT ADVISER                                           11
 PORTFOLIO MANAGEMENT                                         11
 YEAR 2000                                                    13
PRICING OF FUND SHARES                                        13
HOW TO PURCHASE SHARES                                        13
HOW TO REDEEM SHARES                                          15
 REDEMPTION POLICY                                            15
 REDEMPTION PROCEDURE                                         17
 MANDATORY REDEMPTION                                         17
 OPEN-END INTERVAL FUND LIQUIDITY POLICY                      17
DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES                 18
 DIVIDENDS AND DISTRIBUTIONS                                  18
 TAX CONSEQUENCES                                             18
FINANCIAL HIGHLIGHTS                                          19
MORE INFORMATION ABOUT THE FUND                               20


                                   THE FUND

 Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") on July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value. YOU SHOULD NOTE, HOWEVER, THAT THE FUND IS NOT A TYPICAL OPEN-END INVESTMENT COMPANY, OR MUTUAL FUND, THAT REDEEMS ITS SHARES ON A DAILY BASIS. INSTEAD, THE FUND REDEEMS ITS SHARES AT MONTHLY INTERVALS, AS DESCRIBED MORE FULLY BELOW IN "HOW TO REDEEM SHARES."

 The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                              INVESTMENT OBJECTIVE

 The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries. A security of an issuer that is domiciled and has its principal place of business in a country which is generally considered to be a developing country by the international financial community is referred to throughout this prospectus as a "developing country security."

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in developing country securities:

- that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets");

- that are listed or traded in the form of Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts;

- including, with respect to no more than 10% of the Fund's total assets, issuers that are not domiciled or do not have their principal place of business in developing countries, but that have substantial assets (at least 50%) in developing countries, or derive or expect to derive a substantial proportion (at least 50%) of their total revenue from goods or services produced in or sales made in developing countries; and

- including, with respect to no more than 15% of the Fund's total assets, fixed income securities of emerging market governments and corporations.

 The following countries are considered currently by the Fund's Board of Directors to be Qualified Markets:

 Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

 In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as:

    - market liquidity;
    - the availability of information about the market; and
    - the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

 In order to attempt to manage certain risks associated with investing in developing countries, or in order to attempt to increase portfolio returns, the Fund may, but is not required to, enter into transactions in derivative instruments.

     These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. The decision to utilize any derivative instrument will depend on the consideration of a number of factors, including the cost of entering into a particular derivative transaction relative to the likely benefit to be obtained, and is solely within the discretion of the investment adviser. The Fund is not obligated to utilize any derivative instrument.

                  PRINCIPAL RISKS OF INVESTING WITH THE FUND

 An investment in the Fund is subject to market risk, which is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. In addition, you should be aware that investing in developing country securities involves certain special risks and considerations. These risks and considerations include:

- restrictions placed by the government of a developing country with respect to investment, exchange controls, and repatriation of the proceeds of investment in that country;

- potential fluctuation of a developing country's currency against the U.S. dollar;

- potential unusual price volatility in a developing country's securities markets;

- government involvement in the private sector, including government ownership of companies in which the Fund may invest;

- limited information about a developing market;

- high levels of tax levied by developing countries on dividends, interest and capital gains;

- the potential that securities purchased by the Fund may be fraudulent or counterfeit;

- risks related to the documentation, liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law;

- settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests;

- the possibility of nationalization, expropriation or confiscatory taxation;

- favorable or unfavorable differences between individual foreign economies and the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

- additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in the U.S. markets;

- greater social, economic and political instability (including the risk of war);

- lack of availability of currency hedging or other risk management techniques in certain developing countries;

- the fact that companies in developing countries may be newly organized and may be smaller and less well seasoned;

- differences in accounting, auditing and financial reporting standards;

- the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and

- limitations on obtaining and enforcing judgments against non-U.S. residents.

 Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the U.S. or other developed countries, they are present to a greater degree in the countries in which the Fund invests. In light of these risks, you should be aware that you may lose money investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time.

                                PAST PERFORMANCE

  The tables below show the Fund's annual returns and its long-term performance. The first table shows how the Fund's performance has changed from year to year. The second table shows the Fund's average annual returns for 1, 5 and 10 years. These performance numbers are compared with the Morgan Stanley Capital International Emerging Markets Free Index, a broad measure of market performance for investment companies that invest in developing markets.

  You should note that prior to July 1, 1999, the Fund operated as a closed-end investment company. All performance information shown below for the Fund reflects the historical expense levels of the Fund as a closed-end investment company. After its conversion to an open-end interval fund, the Fund may experience monthly redemption activity, with resulting variations in expense levels which may have an adverse effect on its performance.
AS WITH ANY INVESTMENT COMPANY, PAST PERFORMANCE SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE RESULTS.


                              ANNUAL TOTAL RETURN*
                                  [bar chart]
89  94.26%
90  -9.05%
91  63.39%
92  12.32%
93  72.69%
94  -1.52%
95  -7.19%
96  16.37%
97  9.66%
98  -24.88%

Best Quarter      27.95%        Period Ending December 31, 1993
Worst Quarter    (21.89%)       Period Ending September 30, 1998

* The Fund's total return for the period January 1, 1999 to June 30, 1999 was:
36.90%



AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING DECEMBER 31, 1998

                     1 Year               5 Year               10 Year

EMGF                 (24.88%)             (2.61%)              17.24%

MSCI Emerging
Markets Free Index   (25.34%)             (9.27%)              10.95%


  FEES AND EXPENSES

 The following table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)*

Maximum Sales Charge Imposed on Purchases                          None

Maximum Deferred Sales Charge                                      None

Maximum Sales Charge Imposed on Reinvested Dividends               None

Redemption Fee                                                     None

Exchange Fee                                                       None

Maximum Account Fee                                                None



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)*

Management Fees                                                    .61%

Distribution (12b-1) Fees                                          None

Other Expenses                                                     .12%

Total Annual Fund Operating Expenses                               .73%


_________________

* Note that the fees and expenses shown above are based on historical data (i.e., from the most recent fiscal year). During the most recent fiscal year and up until June 30, 1999, the Fund operated as a closed-end investment management company.


EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:

- You invest $10,000 in the Fund for the time periods indicated;
- You redeem all of your shares at the end of each period;
- Your investment has a 5% return each year; and
- the Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS         1 year       3 years      5 years        10 years

                         $78          $243       $423            $943



Although this Example assumes an investment of $10,000, your initial investment in the Fund must be at least $100,000.



                          TEMPORARY DEFENSIVE STRATEGY

The Fund may, for temporary defensive purposes invest up to 100% of its assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. During such periods, the Fund may not achieve its investment objective. In addition, pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies.

                           WHO MAY INVEST IN THE FUND

 The Fund is designed for institutional investors and other "qualified purchasers" that seek to achieve international diversification by investing in developing country securities. The Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund. If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments. If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

 These suitability standards are stricter than those that were imposed prior to January 1, 1999. If you were a shareholder of the Fund prior to January 1, 1999, however, you may invest in additional shares of the Fund, even though you do not meet the new suitability requirements that are described above. Prior to January 1, 1999, the Fund's suitability standards required that each investor that was a "company" (as that term is defined in the 1940 Act) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. Existing shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the accredited investor standard are not required to meet the "qualified purchaser" standard in order to acquire additional shares of the Fund.

                           RESTRICTIONS ON TRANSFERS

 In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund's shares to another party who does not meet these minimum qualifications. These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements. The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void.

                                  MANAGEMENT

INVESTMENT ADVISER

  The Fund's investment adviser (the "Manager") is Capital International, Inc., whose address is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns, directly or indirectly, all of the Manager's outstanding shares of common stock.

 The Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund and provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value ("NAV") of the Fund's shares as required; and supplies the Fund with office space.

  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. For the period ending June 30, 1999, the Fund paid to the Manager a fee equal to 0.61% of net assets of the Fund.

 PORTFOLIO MANAGEMENT

  The Manager uses a system of multiple portfolio managers in managing assets. Under this system, the portfolio of the Fund is divided into segments, and each segment is assigned to an individual manager, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio managers for the
Fund:


Osman Akiman

Mr. Akiman has served as a portfolio manager of the Fund since 1999, and as a Vice President of Capital International Research, Inc., an international research affiliate of the Manager, since 1998. He joined the Capital organization in 1994 as an investment research analyst after receiving an MBA from Harvard University Graduate School of Business Administration.

Christopher Choe

Mr. Choe has served as a Vice President of the Manager since 1993 and a portfolio manager for the Fund since 1998. He has also served as a Vice President of Capital International Research, Inc. since 1998. Mr. Choe joined the Capital organization in 1990 as an investment research analyst.

David I. Fisher

Mr. Fisher has served as a Director of the Manager since 1988, as a Vice Chairman since 1998, and served as President from 1988 to 1997. He has also served as President and a Director of the Fund since its inception in 1985 and as a Vice Chairman of the Board and a Director since 1991. He is Chairman of the Board of Capital Group International, Inc., the Manager's immediate parent company. He has also served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board from 1991 to 1998, of The Capital Group Companies, Inc., the Manager's ultimate parent company. Mr. Fisher joined the Capital organization in 1969 and has investment management responsibilities for international and global accounts, as well as emerging markets investments.

Koenraad Foulon

Mr. Foulon has served as a Director and Senior Vice President of the Manager since 1997 and has served as a portfolio manager for the Fund since 1994. He has also served as a Senior Vice President for Capital International Limited, the Manager's London-based affiliate, since 1996, and for Capital International, S.A., the Manager's Geneva-based affiliate, since 1994, and is a Senior Vice President for Capital International Research, Inc. Mr. Foulon's primary responsibility is portfolio management for Europe, global emerging markets and private equity investments.

Hartmut Giesecke

Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund and has served as a portfolio manager for the Fund since the Fund's inception in 1986. He has also served as Senior Vice President and a Director of Capital International Research, Inc. since 1985, and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972 and has investment management responsibilities for international and global accounts, as well as emerging markets investments.

Victor D. Kohn

Mr. Kohn has served as a Senior Vice President and Director of the Manager since 1997 and served as a Vice President of the Manager from 1992 to 1997.
He has served as a portfolio manager for the Fund since 1994 and as a Vice President of the Fund since 1996. In addition, he has served as Executive Vice President and a Director of Capital International Research, Inc. from 1995 to 1998. Mr. Kohn joined the Capital organization in 1986.

Nancy J. Kyle

Ms. Kyle has served as a Senior Vice President, a Director and an international
portfolio manager of Capital Guardian Trust Company ("CGTC") since 1992.   She
has served as a portfolio manager for the Fund since 1994 and as a Vice President of the Fund since 1996. She is also responsible for the coordination of asset allocation decisions for global balanced portfolios at CGTC. Prior to joining the Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment Management Inc. where she was head of the international equity business in the U.S. and chief international equity strategist.

Shaw B. Wagener

Mr. Wagener has served as a Director of the Manager since 1991, as President since 1998, and served as an Executive Vice President of the Manager from 1993 to 1997. Mr. Wagener has served as a portfolio manager for the Fund since 1990 and is also an Executive Vice President and a Director of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio manager investing in Latin American equity and fixed income securities. He joined the Capital organization 1981.

Thomas Wolf

Mr. Wolf has served as a Vice President and a portfolio manager for the Manager since 1995, for Capital International Limited since 1993, and for Capital International, S.A. since 1994. He has also served as a portfolio manager for the Fund since 1994. Prior to joining the Capital organization, Mr. Wolf served as a vice president and portfolio manager with Pictet International Ltd. in London from 1987 to 1993.


                                    YEAR 2000

     The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. The Fund understands, however, that its key service providers - including the Manager and its affiliates - are taking steps to address this issue. The Year 2000 problem may, however, adversely affect the issuers and markets in which the Fund invests. Issuers may incur substantial costs to address the Year 2000 problem. These issuers may also suffer losses caused by corporate and governmental data processing errors. These risks may be particularly acute in certain developing countries in which the Fund may invest. Emerging markets and financial intermediaries in those markets may experience operating difficulties which may adversely affect the ability of the Fund to clear and settle securities transactions. Any of these risks may adversely affect the Fund's net asset value and total return. The Fund and its Manager will continue to monitor developments relating to this issue.

                             PRICING OF FUND SHARES

 The Fund calculates its share price, also called net asset value or NAV, as of 4:00 p.m. Eastern time (which is the normal close of trading on the New York Stock Exchange), on the last business day of each week, on the last business day of each month, and on such other days as the Board of Directors may determine. The value of the Fund's investments is based upon current market value. In the event that the market price of a particular security is not available, the price of that security will be determined at fair value in good faith, based upon procedures established for that purpose by the Board of Directors. The Fund will not determine NAV on any day during which the New York Stock Exchange has been closed for trading.

                             HOW TO PURCHASE SHARES

 The Fund may suspend the sale of shares from time to time, as determined by the Board. Currently, the Fund's management has been directed by the Board of Directors. In addition, the Board has imposed a limitation on the number of shares that may be sold by the Fund in any one fiscal year. This limitation, which also may be modified at any time by the Board of Directors, is 25% of the outstanding shares as of the prior fiscal year-end.

  You may purchase shares by calling the Fund at (310) 996-6153, or by facsimile at (310) 996-6200. The minimum initial purchase for both
institutions and natural persons is $100,000.   Shares of the Fund are offered
for sale on the last business day of the week and on the last business day of the month. Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month. Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share next determined (on the last business day of each week and month). You do not pay any sales or distribution charges for purchasing shares of the Fund.

 Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and the total dollar amount of the purchase.

 Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer ("Settlement Date"). Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

 Wire:
Emerging Markets Growth Fund, Inc.
c/o Wells Fargo Bank (ABA 121000248)
155 Fifth Street
San Francisco, California  94103

For credit to the account of:
American Funds Service Company
a/c #4600-076178
Emerging Markets Growth Fund, Inc.

Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to the following address:

          Capital International, Inc.
          Attn:  Abbe Shapiro
          11100 Santa Monica Blvd., 15th Floor
         Los Angeles, California  90025-3384

 In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold that money on your behalf in an account that is maintained separately from any of the Fund's other accounts.

 In addition, at the sole discretion of the Manager, you may purchase shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. If you wish to purchase shares with securities, you should send your request by facsimile to the Fund at (310) 996-6200. The facsimile request should provide a list of all such securities and the amount of each security being offered in exchange for shares. The Fund may accept all, a portion, or none of the tendered securities. You will be notified by written communication within five (5) business days as to whether the Fund will issue shares in exchange for any of the tendered securities. If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund's shares next determined after the decision has been made to accept securities in exchange for shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

 If you so request, the Fund will send you share certificates immediately following the date on which your payment for the shares has been received and accepted.

                              HOW TO REDEEM SHARES

REDEMPTION POLICY

 The Fund redeems its shares at monthly intervals. You may send your redemption request to the Fund at any time. The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m., Pacific Time) on the first business day of each month (the "Redemption Request Deadline"). Your redemption request will become irrevocable at the Redemption Request Deadline. You may, however, revoke your redemption request at any time prior to the Redemption Request Deadline. A redemption request will not be properly revoked unless the Fund receives, prior to the Redemption Request Deadline, a written revocation by postal or commercial delivery or by facsimile at (310) 996-6200. Your shares will be redeemed at the price determined as of the close of business (4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the "Redemption Pricing Date"). The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date (the "Redemption Payment Date").

 The following example, based upon a redemption request received by the Fund prior to the close of business on July 15, 1999, is intended to help you understand the Fund's Redemption Policy.

- July 15, 1999, prior to 5:00 p.m. Pacific Time -- the Fund receives your redemption request

-   August 2, 1999, at 5:00 p.m. Pacific Time (Redemption Request Deadline)
    - your redemption request becomes effective, unless a prior written revocation has been received by the Fund
- August 31, 1999, 4:00 p.m. Eastern time (the Redemption Pricing Date) -- determination of share price at which your redemption request will be honored
- September 7, 1999 (Redemption Payment Date) -- last date by which the Fund must send you the proceeds of your redemption.

  The Fund may also declare the Redemption Pricing Date to be sooner than the last business day of the month. For example, the Fund may accelerate the Redemption Pricing Date to use the proceeds from sales of new shares to meet redemption requests, instead of liquidating other Fund assets for that purpose. However, the Fund may only accelerate the Redemption Pricing Date if several conditions are met including that the Redemption Payment Date is also accelerated so that payment occurs no later than seven (7) days after the accelerated Redemption Pricing Date. The accelerated Redemption Pricing Date will only occur after the Fund has informed the redeeming shareholders of its intent to accelerate.

 The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date in any period during which the New York Stock Exchange has been closed for trading, or trading on the New York Stock Exchange has been restricted due to certain emergencies. If an emergency suspension of redemptions is in effect on a Redemption Pricing Date, the Redemption Pricing Date will be the next business day following the end of the emergency suspension of redemptions for all pending redemption reuests. Likewise, if a Redemption Payment Date occurs during an emergency suspension of redemptions, redemption proceeds will be paid on the next business day following the end of the emergency suspension of redemptions for all pending redemption payments. The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund's shareholders and the SEC.

REDEMPTION PROCEDURE

 You can redeem your shares of the Fund by sending a written request for a check or wire representing the redemption proceeds to the following address:

Capital International, Inc.
Attn:  Abbe Shapiro
11100 Santa Monica Blvd., 15th Floor
Los Angeles, California 90025-3384

 You may also send your redemption request by facsimile to Capital International, Inc., Attn: Abbe Shapiro at 310-996-6200. There are no shareholder charges for redemptions. You must, however, redeem your shares in amounts of at least $25,000 (the same amount as the minimum subsequent investment in the Fund). Your redemption request must be signed by the shareholder(s) of record. In addition, the Fund requires a signature guarantee if the redemption requested (i) exceeds $50,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 30 days. The Fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts.

MANDATORY REDEMPTION

 The sale or transfer of shares to persons not meeting the Fund's suitability standards are void and subject to mandatory redemption by the Fund.

                  OPEN-END INTERVAL FUND LIQUIDITY POLICY

 The Fund has adopted, as a fundamental policy, liquidity procedures designed to more easily provide for redemptions, although there can be no guarantee of that result. The Fund's liquidity policy requires that the Fund maintain a portfolio of securities such that as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's net assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date at approximately the price used in computing the Fund's net asset value.

 In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets -- some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund
 -- could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

               DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

 The following information is meant to be a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

DIVIDENDS AND DISTRIBUTIONS

 The Fund will generally distribute dividends and realized net gains, if any, to you annually. You may elect to reinvest dividends and/or capital gains distributions to purchase additional shares of the Fund or you may elect to receive them in cash.

TAX CONSEQUENCES

 Dividends and capital gains are generally taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

 You must provide the Fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to July 1, 1999, the Fund operated as closed-end investment company; the data in the table below reflects the Fund's operations as a closed-end investment company. The information for the five years ended June 30, 1999, has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.

Per-Share Data and Ratios

                                                            Years Ended June 30
                                          1999           1998         1997       1996         1995

Net Asset Value, Beginning                $46.05         $70.87       $57.57     $52.36       $58.75
of Period
Income from Investment
Operations:
Net investment income                     1.48           1.56         1.61       1.30         .87
Net realized and unrealized               8.03           (20.69)      14.51      6.49         (.79)
gain (loss) on
investments before non-U.S.
taxes
Non-U.S. taxes                            (.03)          .05          (.01)      (.01)        (.03)
Total income from                         9.48           (19.08)      16.11      7.78         .05
investment operations

LESS DISTRIBUTIONS:
Dividends from net investment             ---            (2.36)       (1.79)     (1.30)       (.63)
income
Distributions from net realized           ---            (3.38)       (1.02)     (1.27)       (5.81)
gain
Total distributions                       ---            (5.74)       (2.81)     (2.57)       (6.44)
Net Asset Value, End of Year              55.53          $46.05       $70.87     $57.57       $52.36
Total Return                              20.59%         (27.56)%     29.17%     15.49%       (1.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in               $18,147        $12,364      $13,584    $8,451       $5,572
millions)
Ratio of expenses to average net          0.73%          .76%         .78%       .84%         .91%
assets
Ratio of expenses and non-U.S.            0.73%          .80%         .78%       .85%         .94%
taxes to
average net assets/1/
Ratio of net income to average net        3.03%          2.58%        2.74%      2.54%        1.70%
assets
Portfolio turnover rate                   33.71%         23.41%       23.75%     17.78%       23.75%

* Unaudited

/1/ The ratio of expenses and non-U.S. taxes to average net assets may be higher, in some years significantly, than the ratio of expenses to average net assets (excluding non-U.S. taxes). This difference is attributable to fluctuations in the amount of non-U.S. taxes payable by the Fund. These amounts may fluctuate based upon the taxation policies of the governments of countries in which the Fund invests. Increased non-U.S. taxes will generally cause the Fund to bear higher expenses in certain years, which expenses may adversely affect the Fund's net asset value and, consequently, its performance.



                        MORE INFORMATION ABOUT THE FUND

Additional information about the Fund, including the Fund's Annual and Semi-Annual Reports and its Statement of Additional Information, is available free of charge upon request by dialing (800) 421-0180, x6245.

INVESTMENT ADVISER                      ANNUAL/SEMI-ANNUAL REPORT
Capital International, Inc.             Additional information about the Fund's
11100 Santa Monica Blvd.                investments is available in the Fund's annual and
Los Angeles, California 90025-3384      semi-annual report to shareholders.  In the
CUSTODIAN                               Fund's annual report, you will find a discussion
The Chase Manhattan Bank                of the market conditions and investment
One Chase Manhattan Plaza               strategies that significantly affected the Fund's
New York, NY 10081                      performance during its last fiscal year.
DIVIDEND PAYING AND TRANSFER AGENT      STATEMENT OF ADDITIONAL INFORMATION ("SAI")
American Funds Service Company          The SAI provides more detailed information
135 South State College Blvd.           about the Fund, and is incorporated by reference
Brea, California  92821-5804            (legally considered part of this Prospectus).
LUXEMBOURG TRANSFER AGENT
Banque Internationale a Luxembourg S.A.


The Fund's SAI and Annual and Semi-annual Reports are also available from the SEC by:

- visiting the SEC public reference room (1-800-SEC-0330) in Washington D.C.
- sending a duplicating request with the appropriate duplicating fee to the SEC Public Reference Section, Washington D.C. 20549-6009
- viewing online or downloading text-only versions of the documents from the SEC Internet site at http://www.sec.gov


Registration No. 811-4692



                       EMERGING MARKETS GROWTH FUND, INC.


THIS STATEMENT OF ADDITIONAL INFORMATION DATED
AUGUST 24, 1999, IS NOT A PROSPECTUS.  IT SHOULD
BE READ IN CONJUNCTION WITH THE PROSPECTUS OF
THE EMERGING MARKETS GROWTH FUND, INC. DATED
AUGUST 24, 1999, WHICH MAY BE OBTAINED
FREE OF CHARGE UPON REQUEST TO THE
EMERGING MARKETS GROWTH FUND, INC.
11100 SANTA MONICA BOULEVARD
LOS ANGELES, CALIFORNIA  90025-3384
TELEPHONE (800) 421-0180, x6245



This Statement of Additional Information incorporates by reference financial statements of the Emerging Markets Growth Fund, Inc. from the Fund's most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports by calling (800) 421-0180 x6245.


                               TABLE OF CONTENTS

                                                                 Page

FUND HISTORY                                                       B-1
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS                   B-1
CERTAIN NON-FUNDAMENTAL POLICIES                                   B-4
RISK FACTORS AND OTHER CONSIDERATIONS                              B-6
Investment and Repatriation Restrictions                           B-6
Currency Fluctuations                                              B-7
Potential Market Volatility                                        B-7
Government in the Private Sector                                   B-7
Investor Information                                               B-7
Taxation                                                           B-7
Litigation                                                         B-8
Fraudulent Securities                                              B-8
Loan Participations                                                B-8
Settlement Risks                                                   B-8
Russia                                                             B-9
ADDITIONAL INVESTMENT STRATEGIES                                   B-9
Currency Hedging Transactions                                      B-9
Options on Securities and Securities Indexes                       B-10
Other Financial Futures and Related Options                        B-11
Swap Agreements                                                    B-11
Equity Linked Notes                                                B-12
RISK FACTORS                                                       B-13
Currency Hedging Transactions                                      B-13
Other Financial Futures and Related Options                        B-14
Swap Agreements                                                    B-14
Equity Linked Notes                                                B-14
PORTFOLIO TURNOVER                                                 B-15
MANAGEMENT                                                         B-16
The Board of Directors                                             B-16
Officers (Other Than Directors)                                    B-19
COMPENSATION                                                       B-20
COMPENSATION TABLE                                                 B-20
PRINCIPAL SHAREHOLDERS                                             B-21
INVESTMENT ADVISORY AND OTHER SERVICES                             B-21
The Manager                                                        B-21
CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR     B-23
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                          B-23
PORTFOLIO TRANSACTIONS AND BROKERAGE                               B-23
CAPITAL STOCK                                                      B-24
PURCHASE, REDEMPTION AND PRICING OF SHARES                         B-25
Purchasing Shares                                                  B-25
Pricing of Fund Shares                                             B-25
TAXATION OF THE FUND                                               B-26
Tax Consequences                                                   B-26
Distributions                                                      B-27
SALE OF SHARES                                                     B-28
FOREIGN WITHHOLDING TAXES                                          B-29
BACKUP WITHHOLDING                                                 B-29
FOREIGN SHAREHOLDERS                                               B-30
Currency Fluctuations -- "Section 988" Gains or Losses             B-30
Hedging Transactions                                               B-31
Constructive Sales                                                 B-32
Investment In Foreign Investment Companies                         B-32
PERFORMANCE INFORMATION                                            B-33
FINANCIAL STATEMENTS                                               B-34


                                  FUND HISTORY

 Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its status to that of an open-end interval investment company ("open-end interval fund") effective July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's investment objective.

 The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

  The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:

     1. invest in securities having unlimited liability;

     2. issue senior securities (except warrants issued to the Fund's shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the 1940 Act), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

     3. invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

     4. make investments for the purpose of exercising control or management;

     5. engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

     6. purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

     7. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

     8. make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

     9. purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

 Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the Prospectus) at approximately the price used in computing the Fund's net asset value. The Redemption Policy, as described in the Prospectus, also constitutes a fundamental policy of the Fund.

 In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek Securities and Exchange Commission ("SEC") approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets -- some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund -- could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

 In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

 These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.


 With respect to investment restrictions 2. and 3., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of liquid assets, or by maintenance of an appropriate offsetting position.

 With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

 For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund's portfolio, and as to whether the Fund has acquired an investment that would have the status of a "voting security" under U.S. law. Most issuers represented in the Fund's portfolio are organized under laws other than those of the United States, some of which may permit forms of organization and equity participation not common in the United States. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective "issuer" of a security (and as to whether a security is a "voting security"). These factors may include the relative significance of legal rights and remedies that attached to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

 Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6. and 9. With respect to the limits described in investment restrictions 6. and 9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided that Capital International, Inc., the Fund's Investment Manager (the "Manager") has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

 The Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure." The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts. Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

 Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

 Although the Fund's day-to-day compliance with its fundamental investment objectives and policies has been delegated to the Investment Manager, the Board of Directors oversees the Fund's compliance with its fundamental policies and objectives.
                        CERTAIN NON-FUNDAMENTAL POLICIES

 Under normal market conditions, the Fund invests no less than 65% of its total assets in developing country securities. The Fund invests principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets"). These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDR's") or other types of depositary receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

 The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. As of the date of this Statement of Additional Information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, the Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

 The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase): (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

 The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

 The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan particpations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

 The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

 The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Fund has also recently received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in Capital International Global Emerging Markets Private Equity Fund, L.P., a global private equity fund that has been organized by the Manager. There can be no assurance that this exemptive relief will be granted. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.



 The Fund may invest up to 35% of its assets in the securities of issuers in a single country. As of June 30, 1999 the Fund had invested approximately 14.4% of its assets in Mexico, 10.9% of its assets in Taiwan and 10.1% of its assets in Brazil. Investors should be aware that, given the extent of the Fund's investment in Mexico, Taiwan and Brazil, adverse developments in these countries could substantially affect the Fund's investment results.

                     RISK FACTORS AND OTHER CONSIDERATIONS

 The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

INVESTMENT AND REPATRIATION RESTRICTIONS

 A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

CURRENCY FLUCTUATIONS

 In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Additional Investment Strategies -- Currency Hedging Transactions."

POTENTIAL MARKET VOLATILITY

 Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

GOVERNMENT IN THE PRIVATE SECTOR

 Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund's investments.

INVESTOR INFORMATION

 The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

TAXATION

 Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high.
In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

LITIGATION

 The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

FRAUDULENT SECURITIES

 It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

LOAN PARTICIPATIONS

 The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

SETTLEMENT RISKS

 Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

RUSSIA

 The Russian market is one of the newer emerging markets, and in certain respects one of the least developed. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central despository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere oversight. The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

 The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

                        ADDITIONAL INVESTMENT STRATEGIES

CURRENCY HEDGING TRANSACTIONS

 For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

 A currency futures contract is a standardized contract for the future delivery of a specified amount of a currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

 At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, or otherwise may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

 The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation with liquid assets in an amount sufficient to meet its obligations.

 Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

 The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

OTHER FINANCIAL FUTURES AND RELATED OPTIONS

 In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

 The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under "Currency Hedging Transactions").

SWAP AGREEMENTS

 The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

 The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be a "senior security" for purposes of the Fund's investment restriction concerning senior securities.

 In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

EQUITY LINKED NOTES

 The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

 An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

 The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition subject to certain conditions.


         RISK FACTORS ASSOCIATED WITH ADDITIONAL INVESTMENT STRATEGIES

CURRENCY HEDGING TRANSACTIONS

 The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, however, the Fund has engaged in a limited number of currency hedging transactions. It is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it were to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets denominated in a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

 Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

OTHER FINANCIAL FUTURES AND RELATED OPTIONS

 Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

 Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement Counterparty. The Fund will enter into swap agreements only with Counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

 The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

 Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Manager to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (E.G., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

 As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

                               PORTFOLIO TURNOVER

 The Fund's portfolio turnover rates for the fiscal years ended June 30, 1999, 1998 and 1997 were 33.71%, 23.41% and 23.75%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

 Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1999, 1998 and 1997 amounted to $31,819,915, $24,494,308 and $17,306,312, respectively.

                                   MANAGEMENT

THE BOARD OF DIRECTORS

 The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Bylaws of the Fund, as amended, (the "Bylaws") provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the 1940 Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

 While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the United States. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents: Khalil Foulathi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

 The name, address and principal occupation during the past five years and other information with respect to each of the Directors and Officers of the Fund are as follows:

NAME, ADDRESS AND AGE         POSITION WITH      PRINCIPAL OCCUPATION
                              REGISTRANT         DURING PAST FIVE YEARS

Robert E. Angelica            Director           President & Chief Investment
295 North Maple Avenue                           Officer, AT&T Investment
Room 7202M3                                      Management Corp.
Basking Ridge, NJ 07920-1002
Age:  53

R. Michael Barth              Director            Chief Executive of FMO, The
2509 AB, The Hague                                Netherlands Development
Netherlands                                       Finance Company (previously,
Age:  50                                          Director, Capital Markets
                                                  Development Department of
                                                  the World Bank)

Nancy Englander*              President and Director   Senior Vice President,
11100 Santa Monica Blvd.                               Capital International, Inc.
Los Angeles, CA  90025-3384
Age:  55

David I. Fisher*              Vice Chairman of the Board and Director   Chairman of the Board,
11100 Santa Monica Blvd.                                                Capital Group International,
Los Angeles, CA  90025-3384                                             Inc.
Age:  59

Khalil Foulathi               Director           Executive Director,
P.O. Box 3600                                    Abu Dhabi Investment Authority
Abu Dhabi, U.A.E.
Age:  48

Beverly L. Hamilton           Director           President, ARCO Investment
555 Flower Street, BOA 35107                      Management Company
Los Angeles, CA  90071-2203
Age:  53

Raymond Kanner                Director           Director, Global Equities,
3001 Summer Street                               IBM Retirement Funds
Stamford, CT 06905-4317                          (previously, Manager, IBM
Age: 46                                          Credit Corporation)

Marinus W. Keijzer            Director           Director, Investment Strategy, Pensioenfonds PGGM
Kroostweg-Noord 149
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  60

Hugh G. Lynch                 Director           Managing Director,
767 Fifth Avenue, 26th Floor                      International Investments,
New York, NY  10153-2697                         General Motors Investment
Age:  61                                         Management Corporation

Helmut Mader                  Director           Former Director,
Im Bruhl 16                                      Deutsche Bank AG
61476 Kronberg
Germany
Age:  57

John G. McDonald              Director           The IBJ Professor of Finance,
Graduate School of Business                      Graduate School of Business,
Stanford University                              Stanford University
Stanford, CA  94305-1926
Age: 62

William Robinson              Director           Director, Deutsche Fund Management
38 Beatty Street                                 Limited, former Director, Aga Khan Fund for
Balgowlah Heights                                Economic Development
2093 NSW Australia
Age: 61

Patricia A. Small             Director           Treasurer,
1111 Broadway, Suite 1400                        The Regents of the University
Oakland, CA 94607-9828                           of California
Age:  53

Walter P. Stern*              Chairman of the Board and Director   Chairman of the Board,
630 Fifth Avenue                                                    Capital International, Inc.
New York, NY  10111-0121
Age:  70

Shaw B. Wagener*              Executive Vice President and Director   President  and Director, Capital
333 South Hope Street                                                 International, Inc.
Los Angeles, CA  90071-1447
Age: 40


OFFICERS (OTHER THAN DIRECTORS)

NAME, ADDRESS AND AGE         POSITION WITH      PRINCIPAL OCCUPATION
                              REGISTRANT         DURING PAST FIVE YEARS

Roberta A. Conroy             Senior Vice        Assistant General Counsel,
11100 Santa Monica            President and      The Capital Group
Blvd.                         Secretary          Companies, Inc.
Los Angeles, CA  90025-3384
Age:  45

Michael A. Felix              Vice               Senior Vice President
135 South State College       President          Capital International,
Blvd.                         and Treasurer      Inc.
Brea, CA  92821-5804
Age:  38

Hartmut Giesecke              Vice               Chairman and Director,
1 Raffles Place               President          Capital International K.K.
#24-00 OUB Centre                                and Senior  Vice President
Singapore  0104                                  and Director, Capital
Age:  61                                         International, Inc.

Peter C. Kelly                Vice               Senior Vice President and
11100 Santa Monica            President          Director, Capital
Blvd.                                            International, Inc.
Los Angeles, CA  90025-3384
Age:  40

Victor D. Kohn                Vice               Senior Vice President and
11100 Santa Monica            President          Director Capital
Blvd.                                            International, Inc.
Los Angeles, CA  90025-3384
Age:  41

Nancy J. Kyle                 Vice               Senior Vice President and
630 Fifth Avenue              President          Director Capital Guardian
New York, NY  10111-0121                         Trust Company
Age:  49

Abbe G. Shapiro               Vice               Vice President,  Capital
11100 Santa Monica            President          International, Inc.
Blvd.
Los Angeles, CA  90025-3384
Age:  39


 The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

* Interested persons within the definition of Section 2(a)(19) of the 1940 Act due to their affiliations with the Manager.


                                  COMPENSATION

 Effective July 1, 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager. Nine Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

 For the fiscal year ended June 30, 1999, the Fund paid the following compensation to Directors of the Fund:

                            COMPENSATION TABLE

Name                  Aggregate     Pension or         Estimated       Total
                      Compensation  Retirement         Annual          Compensation
                      from Fund     Benefits           Benefits        From Fund
                                    As Part of         Upon            and Fund
                                    Fund Expenses      Retirement      Complex Paid
                                                                       to Directors

Robert E. Angelica*   $22,000       -                  -               $22,000

R. Michael Barth**    $3,000        -                  -               $3,000

Khalil Foulathi       $19,000       -                  -               $19,000

Beverly L. Hamilton*  $22,000       -                  -               $22,000

Marinus Keijzer*      $22,000       -                  -               $22,000

Hugh G. Lynch*        $19,000       -                  -               $19,000

Helmut Mader***       $0            -                  -               $22,000

John G. McDonald****  $0            -                  -               $243,000

William Robinson***   $11,000        -                  -              $22,000

Patricia Small***     $0             -                  -              $22,000

*   Compensaion was paid to the Director's employer.
**  Mr. Barth became a Director effective June 21, 1999.
*** All compensaion was voluntarily deferred except for Mr. Robinson, who deferred $11,000, commencing January 1, 1999.
****Professor McDonald received $22,000 from the Fund and $221,000 from seven funds managed by an affiliate of Capital International, Inc., all of which was deferred.

  The Fund has adopted a deferred compensation plan (the "Plan") that permits any director of the Fund who so elects to have all or any portion of payment of the director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the director. Compensation deferred under the Plan is credited to an account established in the name of each director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amount payable to the director, as adjusted for any such earnings, remains an obligation of the Fund.


                             PRINCIPAL SHAREHOLDERS

 The following table sets forth certain information regarding the beneficial ownership of shares of common stock of the shareholders that own beneficially more than 5% of the outstanding shares of the Fund as of July 31, 1999:

                              BENEFICIAL OWNERSHIP

Name & Address                          Number         Percentage
                                        of Shares      of Outstanding
                                                       Common Stock

The Chase Manhattan Bank, N.A.          19,246,752     5.776%
as Trustee for the General Motors
Employees Global Group Pension Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153


 The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

 THE MANAGER

  The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

  The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, Reno, San Francisco, Chicago, Atlanta, Washington, New York, Geneva, London, Hong Kong, Montreal, Toronto, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

  Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1999, 1998 and 1997 the management fees amounted to $83,852,384, $84,252,000, and $64,360,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

  The Agreement is effective for a two-year period from the date of shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding shares of the Fund. For this purpose, a majority vote of the outstanding shares of the Fund means the lesser of (a) 67% or more of the outstanding shares present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

 The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

 American Funds Service Company, 135 South State College Blvd., Brea, California 92821-5804, acts as the Fund's dividend paying agent, transfer agent and registrar for the shares. The Fund's Luxembourg transfer agent is Banque Internationale a Luxembourg, S.A.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

 The accounting firm of PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1999 have been incorporated by reference in the Statement of Additional Information and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

 Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, services as legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

 In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

 Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund.
Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

  When the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

                                 CAPITAL STOCK

 The authorized capital stock of the Fund is 400,000,000 shares of common stock ($.01 par value). Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

 Under Maryland law, and in accordance with the Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Bylaws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the Bylaws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the Bylaws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

                         PURCHASE AND PRICING OF SHARES

PURCHASING SHARES

 The Prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "How to Purchase Shares" and "How to Redeem Shares."

 As disclosed in the Prospectus, at the sole discretion of the Manager, investors may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

 The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

PRICING OF FUND SHARES

 The net asset value per share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Manager to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Fund's Shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

Net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per share.

     The Fund will not price shares on any day on which the New York Stock Exchange is closed for trading.

                              TAXATION OF THE FUND

TAX CONSEQUENCES


 The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iii) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long term capital losses).


 As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on its income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income, which includes among other items, interest, dividends and net short-term capital gains in excess of net long-term capital losses, for the taxable year is distributed. The Fund intends to distribute substantially all of such income and net capital gains to avoid income tax.


  To prevent imposition of an excise tax, the Fund must distribute during each calendar year (regardless of its fiscal year end) an amount equal to the sum of
(i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during those years. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are generally subject to a non-deductible 4% excise tax.


 A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received.


 The Fund intends to make distributions as necessary to prevent application of the excise tax; however, any retention of capital gains could give rise to excise tax liability.


 The Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains, if any, and any applicable tax credits.


DISTRIBUTIONS
 The Fund may, from time to time, distribute dividends and realized net capital gains to you as long as you hold shares of the Fund. You may receive cash or, as permitted by the Board of Directors, you will be given the option to reinvest distributions in additional shares of the Fund. In any case, if you are permitted to choose between a cash dividend or a stock dividend, you will be required, before the declaration of any such dividend, to provide your election to the Fund in writing. If you receive a distribution in cash, it will be paid by check in U.S. Dollars, and mailed directly to your address of record by the Fund's dividend paying agent. No fees are charged in connection with a shareholder's election to receive a stock dividend or in connection with any other stock dividend.


 Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.


 Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of whether they are paid in cash or reinvested in additional shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder with respect to the Fund shares.


SALE OF SHARES

 In general, upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells Fund shares to the Fund, proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


FOREIGN WITHHOLDING TAXES

 Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.


 Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.


 The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


BACKUP WITHHOLDING

 The Fund generally will be required to withhold federal income tax at a rate of 31% ("back-up withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


FOREIGN SHAREHOLDERS

 The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

 The Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, including security purchases and sales, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions. Any distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his or her Fund shares, or, if no remaining basis, as gain from the sale of Fund shares.


HEDGING TRANSACTIONS

 The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


 In the case of Fund transactions involving many futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (I.E., treat as sold for fair market value) each such position which it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).


 Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be required to be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.


 Because application of Code Section 1234, Code Section 1236 and the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased as a result of such hedging transactions.


CONSTRUCTIVE SALES

 Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces both the risk of loss and the opportunity for gain with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend on the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30/th/ day after the close of the taxable year, if certain conditions are met.


INVESTMENT IN FOREIGN INVESTMENT COMPANIES

 The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.


 The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


 The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings and profits of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending upon the source of the income generated by the PFIC. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


 The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

                            PERFORMANCE INFORMATION

 The Fund may from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years, calculated pursuant to the following formula:

 P(1+T)/n/= ERV

 Where:

  P = a hypothetical payment of $1,000

  T = the average annual total return

  n = number of years

  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of that 1-, 5-, or 10-year period.

 Total return for a period is the percentage change in value during the period of an investment in the Fund shares. All total return figures reflect the deduction of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's average annual total return for the one-, five-, and ten-year periods ending December 31, 1998 were (24.88%), (2.61%) and 17.24%, respectively.

 Performance information for the Fund may also be compared to various indexes, such as the IFC Emerging Market Index, Morgan Stanley Capital International Emerging Markets Free Index and indexes prepared by other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. The Fund, the Manager or any of their affiliates may also report to shareholders or to the public in advertisements concerning the performance of the Manager as adviser to clients other than the Fund, and on the comparative performance or standing of the Manager in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or to the Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, JUNE 30, 1999
                                          Equity
                                       Securities
                                           Common   Preferred Convertible               Percent of
INDUSTRY DIVERSIFICATION                   Stocks      Stocks       Bonds   Bonds       Net Assets
Telecommunications                          18.05%       2.38%         -     0.04%            20.47
Electronic Components                        11.93        0.11         -       -              12.04
Banking                                       7.85        1.66         -       -               9.51
Beverages & Tobacco                           6.24        1.73         -       -               7.97
Energy Sources                                4.77        0.23       0.07%     -               5.07
Merchandising                                 3.32        0.03         -       -               3.35
Business & Public Services                    2.26        0.03        0.02     -               2.31
Other Industries                             30.22        1.25        0.57    3.88            35.92
                                            84.64%       7.42%       0.66%   3.92%            96.64

Short-Term Securities                                                                          3.22
Excess of cash and receivables                                                                 0.14
over liabilities, including net
unrealized depreciation on
foreign currency contracts
Net Assets                                                                                  100.00%

EMERGING MARKETS GROWTH FUND
Investment Portfolio, June 30, 1999
                                                                                  Number of Shares  Market
                                                                                               or   Value        Percent of
EQUITY SECURITIES                                                                 Principal Amount  (000)        Net Assets
(Common and preferred stocks and convertible debentures)
----------------------------------------                                          --------          --------   --------

ARGENTINA - 4.23%
Banco de Galicia y Buenos Aires SA, Class B (1)                                    3,001,324      15,399
Banco de Galicia y Buenos Aires SA, Class B (ADR) (1)                              4,352,313       88,134        .57
Banco Frances del Rio de la Plata SA                                                 743,100        4,831
Banco Frances del Rio de la Plata SA (ADR)                                         1,090,439       20,718        .14
Banco Frances del Rio de la Plata SA,rights expire July 2, 1999 (2)                  743,100            1
Banco Rio de la Plata SA, Class B (ADR)                                            4,965,500       47,172        .26
BI SA (acquired 10/21/93, cost: $5,755,000) (1), (3)                               6,130,000        6,387        .04
CEI Citicorp Holdings SA, Class B (2)                                                120,770          350       -
Disco SA (ADR) (2)                                                                   777,900       12,252        .07
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1), (2), (3)               28,022,311       14,013        .08
IRSA Inversiones y Representaciones SA (1)                                          6,534,903       20,130
IRSA Inversiones y Representaciones SA (GDR) (1)                                      866,986       26,768
IRSA Inversiones y Representaciones SA 4.50% convertible
 bond August 2, 2003 (acquired 5/28/97, cost: $3,962,000) (1), (3)                 $3,400,000         3,672       .28
Nortel Inversora SA, Class A, preferred (ADR)                                         714,550        8,675
 (acquired 11/24/92, cost: $5,002,000) (3)
Nortel Inversora SA, Class B, prefeered (ADR)                                       1,712,140       29,748        .21
Perez Companc SA, Class B                                                           3,842,457       22,097
Perez Companc SA, Class B (ADR)                                                        13,881          160        .12
Quilmes Industrial SA, preferred (ADS)                                              1,950,600       24,139        .13
Telecom Argentina STET - France Telecom SA, Class B                                 2,800,000       15,402
Telecom Argentina STET - France Telecom SA, Class B (ADS)                           5,438,800      145,488        .89
Telefonica de Argentina SA, Class B                                                 4,910,000       15,223
Telefonica de Argentina SA, Class B (ADS)                                           7,840,900      246,008       1.44
                                                                                    ---------- ----------
                                                                                                   766,767       4.23
                                                                                                 ---------- ----------

BOTSWANA - 0.02%
Sechaba Breweries Ltd.                                                              3,053,900        3,482        .02
                                                                                                 ---------- ----------

BRAZIL - 8.31%
Banco Bradesco SA, preferred nominative (ADR)                                       6,066,619       28,816        .16
Banco do Estado de Sao Paulo SA, preferred nominative                             262,092,700       11,186        .06
Banco Itau SA, preferred nominative                                               427,689,500      220,010       1.21
Banco Nacional SA, ordinary nominative (2)                                          2,500,000         -          -
Banco Nacional SA, preferred nominative (2)                                       215,940,814         -          -
Banco Real de Investimento SA, preferred nominative                                 4,674,000        4,360        .02
Bompreco SA Supermercados do Nordeste, preferred nominative (GDR)                     479,000        4,551        .02
Brasmotor SA, preferred nominative                                                 27,624,932        2,185        .01
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary                              943,231        8,725
nominative (ADR)
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B,                            1,470,409       14,520        .13
preferred nominative (ADR)
Centrais Geradoras do Sul do Brasil SA - GERASUL, Class B,                                  1         -          -
preferred nominative (ADR)
Cia. Cervejaria Brahma, ordinary nominative (ADR)                                      11,224           89
Cia. Cervejaria Brahma, preferred nominative (ADR)                                 17,340,906      196,169       1.08
Cia. de Eletricidade do Estado do Rio de Janeiro - CERJ,                       54,454,482,525       13,237        .07
ordinary nominative (2)
Cia. de Tecidos Norte de Minas - COTEMINAS, ordinary nominative (GDR)                 535,000        2,207
Cia. de Tecidos Norte de Minas - COTEMINAS, preferred nominative                   96,994,466        8,115        .06
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                 4,786,375      101,112
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)
(acquired 6/21/96, cost: $8,690,000) (3)                                              418,674        8,844        .60
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative (ADR)               728,133        6,098        .03
Cia. Paulista de Forca e Luz - CPFL                                                77,464,000        4,992        .03
Cia. Vale do Rio Doce, preferred nominative (ADR)                                   3,569,637       70,500        .39
Consorcio Real Brasileiro de Administracao SA, Class F,                             1,414,000          991        .01
preferred nominative
Dixie Toga SA, preferred nominative                                                   328,302           63       -
Embratel Participacoes SA, ordinary nominative (2)                                153,981,900        1,149
Embratel Participacoes SA, preferred nominative (ADR)                               9,298,847      129,022        .72
Empresa Nacional de Commercio Redito SA - Encopar, preferred nominative            25,471,488           22       -
GP Capital Partners, LP (acquired 1/28/94, cost: $18,651,000) (3)                      27,000       10,139        .06
Multicanal Participacoes SA, preferred nominative (ADR)                             1,178,400        5,008        .03
(formerly Globo Cabo) (2)
Petroleo Brasileiro SA - PETROBRAS                                                  2,688,135       40,154        .22
REALPAR Participacoes, Class A, preferred nominative (2)                                3,000            3       -
REAL SA Participacoes e Administracao, Class A, preferred nominative                    3,000            2       -
Sadia SA Industria e Comercio, preferred nominative                                 4,882,000        3,036        .02
SA White Martins, ordinary nominative                                              17,975,766        8,332        .05
Souza Cruz SA, ordinary nominative                                                  2,996,300       21,088        .12
Tele Celular Sul Participacoes SA, ordinary nominative                            171,061,600          254
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                       1,337,405       29,005        .16
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                    25,566,300           25
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)              6,262,317       24,658        .14
Tele Centro Sul Participacoes SA, preferred nominative (ADR)                           13,263          736       -
Telecomunicacoes Brasileiras Holding Co., preferred nominative (ADR)                  641,100       57,819
Telecomunicaoes Brasileiras SA, preferred nominative (ADR) (2)                      2,845,486          178        .32
Telecomunicacoes de Sao Paulo SA - Telesp, ordinary nominative                    151,639,592       12,601
Telecomunicacoes de Sao Paulo SA - Telesp, preferred nominative                   316,928,456       37,623        .28
Telecomunicacoes de Sao Paulo SA - Telesp Celular, ordinary nominative             35,164,592        1,133
Telecomunicacoes de Sao Paulo SA - Telesp Celular, Class B,                       589,923,051       29,379        .17
 preferred nominative
Tele Leste Celular Participacoes SA, ordinary nominative                           25,909,600           12
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                       317,642        9,450        .05
Telemig Celular Participacoes SA, ordinary nominative                              25,909,600           29
Telemig Celular Participacoes SA, preferred nominative (ADR)                          935,493       23,037
Telemig Celular Participacoes SA, Class C preferred nominative (2)                385,195,000        3,430        .15
Tele Nordeste Celular Participacoes SA, ordinary nominative                        25,566,300           22
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                    731,912       19,762        .11
Tele Norte Celular Participacoes SA, ordinary nominative                           25,566,300           14
Tele Norte Celular Participacoes SA, preferred nominative (ADR)                       163,341        4,420        .02
Tele Norte Leste Participacoes SA, ordinary nominative                              5,979,000           55
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                       1,559,117       28,941        .16
Telesp Celular Participacoes SA, ordinary nominative                               25,583,300          137
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                     2,652,838       70,963        .39
Telesp Participacoes SA, ordinary nominative                                        5,114,200           66
Telesp Participacoes SA, preferred nominative (ADR)                                 2,934,269       67,121        .37
TeleSudeste Celular Participacoes SA, ordinary nominative                         171,061,600          474
TeleSudeste Celular Participacoes SA, preferred nominative (ADR)                    1,066,149       30,918        .17
Unibanco - Uniao de Bancos Brasileiros SA, units (GDR)                              5,285,150      127,174        .70
Usinas Siderurgicas de Minas Gerais SA, preferred nominative (ADR)
 (acquired 9/1/93, cost: $7,958,000) (3)                                            1,224,205        3,979        .02
                                                                                   ---------- ----------
                                                                                    1,508,140       8.31
                                                                                              ---------- ----------
CHILE - 3.15%
Antofagasta Holdings PLC                                                            4,836,130       22,179        .12
Compania Cervecerias Unidas SA (ADS)                                                1,845,100       52,816        .29
Compania de Telecomunicaciones de Chile SA (ADR) (1)                               11,082,605      274,294       1.51
Distribucion y Servicio D&S SA (ADR)                                                1,711,500       32,091        .18
Embotelladora Andina SA, Class A, preferred (ADR)                                   3,153,650       63,073
Embotelladora Andina SA, Class B, preferred (ADR)                                   1,968,200       30,015        .51
Empresa Nacional de Electricidad SA (ADR)                                           5,352,134       64,895        .36
Gener SA (ADR)                                                                        248,643        4,413        .02
Linea Aerea Nacional Chile SA (ADS)                                                 1,011,000        7,267        .04
Santa Isabel SA (ADR) (1) (2)                                                       1,154,300       11,687        .06
Sociedad Quimica y Minera de Chile SA, Class A (ADR)                                   15,062          527
Sociedad Quimica y Minera de Chile SA, Class B (ADR)                                  260,500        9,215        .06
                                                                                   ---------- ----------
                                                                                      572,472       3.15
                                                                                              ---------- ----------


CHINA - 0.39%
China Eastern Airlines Corp. Ltd., Class H (2)                                     41,520,000        5,512
China Eastern Airlines Corp. Ltd., Class H (ADR) (2)                                  175,700        2,295        .04
China Resources Beijing Land Ltd.                                                  12,301,600        2,822        .02
China Telecom (Hong Kong) Ltd. (2)                                                    995,900        2,766        .01
Guang Dong Electric Power Development Co. Ltd., Class B                             3,191,448        2,197        .01
Huaneng Power International, Inc., Class N (ADR)                                    1,484,500       25,422        .14
Jiangxi Copper Co. Ltd., Class H                                                   13,697,500        1,801        .01
Ng Fung Hong Ltd.                                                                  32,724,500       27,207        .15
Qingling Motors Co., Ltd., Class H                                                  6,324,200        1,533        .01
                                                                                     ---------- ----------
                                                                                                     71,555       .39
                                                                                                ---------- ----------
REPUBLIC OF CROATIA - 0.55%
PLIVA d.d. (GDR) (1)                                                                6,639,453       99,924        .55
                                                                                     ---------- ----------

CZECH REPUBLIC - 0.62%
CESKE RADIOKOMUNIKACE AS (GDR) (2)                                                  1,169,300       40,341        .22
SPT TELECOM, a.s. (2)                                                               4,516,440       73,234        .40
                                                                                     ---------- ----------
                                                                                                   113,575        .62
                                                                                                ---------- ----------


ECUADOR - 0.00%
La Cemento Nacional SA (GDR)                                                            2,376          166       -
                                                                                     ---------- ----------


EGYPT - 0.08%
AL-Ahram Beverages Co. (GDR) (1), (2)     ,                                           520,000       14,872        .08
                                                                                     ---------- ----------

ESTONIA - 0.09%
AS Eesti Telekom (GDR)                                                                838,900       16,652        .09
                                                                                     ---------- ----------

GHANA - 0.11%
Ashanti Goldfields Co. Ltd.                                                           698,714        4,839
Ashanti Goldfields Co. Ltd. (GDR)                                                     170,747        1,185
Ashanti Goldfields Co. Ltd. 5.50% exchangeable note March 15, 2003                $15,970,000       13,255        .11
                                                                                     ---------- ----------
                                                                                                    19,279        .11
                                                                                                ---------- ----------


GREECE - 1.51%
Alpha Credit Bank (2)                                                                 447,300       28,811        .16
Aluminium de Grece SAIC (1)                                                         1,132,620       44,743        .25
Ergobank SA                                                                           136,217       14,566        .08
Hellenic Bottling Co. SA                                                            6,110,090      147,537        .81
Stet Hellas Telecommunications SA (ADR) (2)                                         1,446,950       32,376        .18
Titan Cement Co. SA                                                                    66,644        6,132        .03
                                                                                   ---------- ----------
                                                                                                   274,165       1.51
                                                                                              ---------- ----------


HONG KONG - 0.72%
China-Hongkong Photo Products Holdings Ltd.                                        12,491,900        1,997        .01
China Resources Enterprise, Ltd.                                                   35,267,300       62,278        .35
Legend Holdings Ltd.                                                               68,379,100       65,664        .36
                                                                                   ---------- ----------
                                                                                                   129,939        .72
                                                                                              ---------- ----------



HUNGARY - 2.25%
Gedeon Richter Ltd.                                                                   926,500       40,308        .23
Graboplast Textil- es Muborgyarto Rt                                                  141,200          846       -
Magyar Tavkozlesi Rt.                                                              32,850,650      177,615
Magyar Tavkozlesi Rt. (ADR)                                                         1,411,000       38,803       1.19
Mezogep (2)                                                                           268,700        2,438        .01
MOL Magyar Olaj- es Gazipari Rt. (GDR) (1)                                          6,174,690      148,722        .82
 .                                                                                  ---------- ----------
                                                                                                   408,732       2.25
                                                                                              ---------- ----------
INDIA - 5.53%
Asea Brown Boveri Ltd.                                                              1,114,500        9,135        .05
Asian Paints (India) Ltd.                                                             544,600        3,908        .02
Bajaj Auto Ltd.                                                                     4,808,150       60,060
Bajaj Auto Ltd. (GDR)                                                                 441,800        7,334        .37
Bharat Petroleum Corp. Ltd.                                                         4,869,350       29,569        .16
Cadbury India                                                                         9,000          159       -
Carrier Aircon Ltd.                                                                   911,500        4,634        .03
Castrol India Ltd.                                                                  4,329,200       41,583        .23
Credit Rating Information Services of India                                            15,000          177       -
Cummins India Ltd.                                                                  1,850,000       18,069        .10
Digital Equipment (India) Ltd.                                                         40,000          395       -
East India Hotels Ltd.                                                                869,065        4,214        .02
Essar Steel Ltd. (2)                                                                      300         -          -
Flex Industries Ltd.                                                                  260,480           60
Flex Industries Ltd., warrants, expire November 23, 1999 (2)                          116,210         -          -
Hindalco Industries Ltd.                                                              564,945        8,205        .05
Hindustan Lever Ltd.                                                                3,215,600      176,706        .97
Hindustan Petroleum Corp. Ltd.                                                      2,536,300       14,553        .08
Housing Development Finance Corp. Ltd .                                               294,300       15,099        .08
Indian Aluminium Co., Ltd.                                                            776,520        1,112        .01
Indian Rayon and Industries Ltd.                                                      943,875        3,073
Indian Rayon and Industries Ltd. (GDR) (2)                                            384,200        1,335        .03
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                      2,155,200        2,632
Indo Gulf Fertilisers and Chemicals Corp. Ltd. (GDR)                                1,770,900        2,037        .03
Industrial Credit and Investment Corp. of India Ltd.                                    1,330            2       -
Infosys Technologies Ltd.                                                           1,201,350      100,690        .56
Ispat Industries Ltd. 3.00% convertible Eurobond April 1, 2001                     $4,624,000           971
Ispat Industries Ltd. 3.00% convertible bond April 1, 2001
(acquired 3/1/94, cost: $6,300,000) (3)                                            $6,375,000         1,339        .01
I.T.C. Ltd.                                                                           176,147        4,438        .02
LML Ltd.                                                                                5,800            7       -
Madras Cements Ltd.                                                                    22,000        2,313        .01
Mahanagar Telephone Nigam Ltd. (1), (2)                                            30,722,400      131,941
Mahanagar Telephone Nigam Ltd. (GDR) (1)                                              895,100        9,085        .78
Mahindra & Mahindra Ltd.                                                            2,658,516       15,469
Mahindra & Mahindra Ltd. (GDR)                                                        997,333        6,832
Mahindra & Mahindra Ltd. 5.00% convertible bond July 9, 2001
(acquired 7/3/96, cost: $5,953,000) (3)                                            $5,954,000         5,686        .15
Master Gain Scheme (2)                                                                 76,000           20       -
Max India Ltd. (2)                                                                    304,497         1064
Max India Ltd. 12.50% nonconvertible debenture March 2, 2004 (2)                    INR41,957           203        .01
Motor Industries Co. Ltd. (1)                                                         201,855       18,592        .10
Nicholas Piramal India Ltd. (1)                                                     1,885,700       13,236        .07
Niko Resources Ltd.                                                                 1,000,000        3,734        .02
Ranbaxy Laboratories Ltd.                                                           2,335,900       35,381
Ranbaxy Laboratories Ltd. (GDR)                                                     1,419,200       23,771        .33
Raymond Woollen Mills Ltd.                                                                200         -          -
Reliance Industries Ltd.                                                           23,620,035       96,394
Reliance Industries Ltd. (GDR)                                                        667,150        6,738        .57
Tata Engineering and Locomotive Co. Ltd.                                               77,400          367       -
Tata Infotech Ltd.                                                                    205,000        5,026        .03
United Phosphorus Ltd.                                                                479,750        1,263
United Phosphorus Ltd. (GDR)                                                          263,864          633        .01
Videsh Sanchar Nigam Ltd.                                                           1,906,864       40,066
Videsh Sanchar Nigam Ltd. (GDR)                                                     3,122,600       39,735        .44
Zee Telefilms Ltd. (1), (2)                                                         1,017,200       34,173        .19
                                                                                    ---------- ----------
                                                                                    1,003,218       5.53
                                                                                               ---------- ----------

INDONESIA - 2.83%
APP Finance (VII) Mauritius Ltd. 3.50% convertible bond April 30, 2003
 (acquired 4/23/98, cost: $6,180,000) (3)                                          $6,180,000         4,589        .02
Asia Pacific Resources International Holdings Ltd., Class A (2)                     1,179,269        1,400        .01
Asia Pulp & Paper Co. Ltd (ADR) (2)                                                 8,422,300       81,065
Asia Pulp & Paper Co. Ltd. (ADR) warrants, expire July 27, 2000 (2)                   548,860        1,441        .45
PT Astra International (2)                                                        113,893,800       52,375        .29
Gulf Indonesia Resources Ltd. (2)                                                   2,686,200       30,891        .17
PT Hanjaya Mandala Sampoerna Tbk (2)                                               37,812,500       87,217        .48
PT Indah Kiat Pulp & Paper Corp. Tbk (2)                                          178,106,100       83,203        .46
PT Indofood Sukses Makmur Tbk (2)                                                  83,552,900      114,657        .63
PT Indo-Rama Synthetics (1), (2)                                                   35,611,400        7,798        .04
PT Inti Indorayon Utama  Tbk (2)                                                            1         -          -
PT Pabrik Kertas Tjiwi Kimia (2)                                                   11,653,272        4,508
PT Pabrik Kertas Tjiwi Kimia, warrants, expire July 15, 2002 (2)                      410,175          100        .03
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                        3,174,500        6,117
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (ADR)                  1,710,830       33,361        .22
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia, Class B                 6,224,040        3,634
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia, Class B (ADR)              84,564        1,052        .03
                                                                                      ---------- ----------
                                                                                                   513,408       2.83
                                                                                                 ---------- ----------

ISRAEL - 1.78%
Bank Hapoalim Ltd.                                                                 15,791,100       40,588        .22
Bank Leumi le-Israel B.M. (2)                                                      66,226,500      125,394        .69
ECI Telecom Ltd.                                                                    1,584,000       52,569        .29
First International Bank of Israel Ltd.- (1)                                        2,967,783        3,603
First International Bank of Israel Ltd.- (5)                                        1,469,600        9,191        .07
Koor Industries Ltd.                                                                  185,000       21,371        .12
Matav-Cable Systems Media Ltd. (2)                                                    359,800        7,818
Matav-Cable Systems Media Ltd. (ADS)                                                  168,400        7,494        .09
Orbotech Ltd. (1) (2)                                                                 739,000       38,520        .21
Sapiens International Corp. NV (1) (2)                                              1,617,000       16,069        .09
                                                                                    ---------- ----------
                                                                                      322,617       1.78
                                                                                               ---------- ----------
KAZAKHSTAN - 0.01%
JSC Kazkommertsbank (ADR)
 (acquired 9/10/97, cost: $4,024,000) (2), (3)                                        154,000        1,254        .01
                                                                                    ---------- ----------
KENYA - 0.00%
Kenya Commercial Bank Ltd.                                                            768,000          485       -
                                                                                    ---------- ----------

MALAYSIA - 2.19%
Amway (Malaysia) Holdings Bhd.                                                      1,721,200        3,963        .02
Commerce Asset-Holding Bhd.                                                        22,559,000       55,804        .31
Edaran Otomobil Nasional Bhd.                                                         183,000          684       -
Guinness Anchor Bhd.                                                                7,028,000        7,731        .04
Hap Seng Consolidated Bhd.                                                         13,566,100        8,425        .05
Hong Leong Credit Bhd.                                                              1,833,600        2,654
Hong Leong Credit Bhd., warrants, expire December 27, 2001 (2)                        174,400           77        .02
IJM Corp. Bhd.                                                                     12,127,714       10,532        .06
IOI Corp. Bhd.                                                                     25,909,500       16,432        .09
Leader Universal Holdings Bhd. (2)                                                  8,535,000        3,571        .02
Malayan Banking Bhd.                                                               15,704,800       47,114        .26
Malaysian Pacific Industries Bhd.                                                   2,132,800        5,949        .03
Nestle (Malaysia) Sdn. Bhd.                                                         5,548,100       21,900        .12
Oriental Holdings Bhd.                                                              4,641,820       12,704        .07
PPB Oil Palms Bhd.                                                                  5,588,800        3,544        .02
Road Builder (M) Holdings Bhd.                                                      2,944,000        5,656        .03
Rothmans of Pall Mall (Malaysia) Bhd.                                               3,273,500       24,767        .14
Sime Darby Bhd.                                                                    29,595,000       38,785        .21
Sime UEP Properties Bhd.                                                            3,461,700        4,446        .02
Star Publications (Malaysia) Bhd.                                                   2,365,000        5,601        .03
Tan Chong Motor Holdings Bhd.                                                       4,937,000        2,884        .02
Telekom Malaysia Bhd.                                                              11,515,000       43,030        .24
UMW Holdings Bhd.                                                                   6,475,859       14,571
UMW Holdings Bhd., warrants, expire January 26, 2000 (2)                              574,819          502        .08
YTL Corp. Bhd.                                                                     25,145,900       52,939        .29
YTL Power International Bhd.                                                        3,152,000        3,019        .02
                                                                                     ---------- ----------
                                                                                                   397,284       2.19
                                                                                                ---------- ----------
MAURITIUS - 0.04%
State Bank of Mauritius                                                            10,927,000        7,169        .04
                                                                                                ---------- ----------

MEXICO - 13.79%
Apasco, SA de CV                                                                   11,396,645       74,911        .41
Carso Global Telecom, SA de CV                                                      6,095,300       38,703        .21
Cemex, SA de CV, Class A                                                            2,139,762       10,628
Cemex, SA de CV, Class B                                                           19,958,451       99,134
Cemex, SA de CV, Class B (ADR)                                                      2,372,100       23,128
Cemex, SA de CV, ordinary participation certificates                               16,942,012       83,701
Cemex, SA de CV, ordinary participation certificates (ADR)                          1,246,265       12,151       1.26
Cifra, SA de CV, Class C (2)                                                       48,679,034       89,364
Cifra, SA de CV, Class V (2)                                                      111,495,853      217,489
Cifra, SA de CV, Class V (ADR) (2)                                                  1,701,643       33,182       1.88
Coca-Cola FEMSA, SA de CV, Class L (ADR) (2)                                        1,796,300       34,803        .19
Consorcio International Hospital, SA de CV, convertible preferred
 (acquired 9/25/97, cost: $4,827,000) (2), (3)                                        $23,970        5,393        .03
Controladora Comercial Mexicana, SA de CV Units                                    28,122,870       29,612        .16
Grupo Carso, SA de CV, Class A, ordinary participation certificates                 1,828,100        8,507        .05
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                             1,956,254        4,786
Grupo Financiero Banamex Accival, SA de CV, Class O (2)                             2,900,000        7,372
Grupo Financiero Banamex Accival, SA de CV 7.00%                                     $103,000           102
convertible Eurobond December 15, 1999
Grupo Financiero Banamex Accival, SA de CV 11.00%
convertible bond July 15, 2003
 (acquired 7/12/96, cost: $356,000) (3)                                              $371,000          365        .07
Grupo Financiero Bancomer, SA de CV, Class O (2)                                   37,100,000       13,495
Grupo Financiero Bancomer, SA de CV, Series L2, 26.64%                           MXN5,750,000           612        .08
convertible subordinated debentures May 16, 2002
Grupo Financiero BBV Probursa, SA de CV, Class B (2)                               63,464,331        8,505        .05
Grupo Industrial Emprex, Class B                                                    7,544,600       30,252
Grupo Industrial Emprex, Class B (ADR)                                              3,798,040      151,447       1.00
Grupo Industrial Maseca, SA de CV, Class B (ADR)                                      740,200        6,616        .04
Grupo Mexico, SA de CV, Class B                                                     4,886,800       20,817        .11
Grupo Televisa, SA, ordinary participation certificates (2)                           295,000        6,624
Grupo Televisa, SA, ordinary participation certificates (ADR) (2)                   5,818,099      260,724       1.47
Kimberly-Clark de Mexico, SA de CV, Class A                                        42,726,400      176,095        .97
ordinary participation certificates
Pepsi-Gemex, SA de CV, ordinary participation certificates (GDR) (2)                1,176,800       10,738        .06
Telefonos de Mexico, SA de CV, Class A                                              9,137,500       36,494
Telefonos de Mexico, SA de CV, Class A (ADR)                                           71,000          284
Telefonos de Mexico, SA de CV, Class L                                             13,706,250       55,105
Telefonos de Mexico, SA de CV, Class L (ADR)                                       11,610,475      938,272       5.68
TV Azteca, SA de CV (ADR) (2)                                                       2,385,300       12,374        .07
                                                                                   ---------- ----------
                                                                                                  2,501,785      13.79
                                                                                              ---------- ----------


MOROCCO - 0.17%
Banque Commerciale du Maroc                                                            35,443        3,594        .02
Cimenterie de l'Oriental, Class A                                                     100,641       10,275        .06
ONA SA                                                                                 56,000        6,108        .03
Societe des Brasseries du Maroc                                                        23,432        5,251        .03
Wafabank, Class A                                                                      58,000        5,991        .03
                                                                                    ---------- ----------
                                                                                                    31,219       .17
                                                                                               ---------- ----------


NIGERIA - 0.04%
United Bank for Africa (GDR) (1)                                                      425,000        7,515        .04
                                                                                               ---------- ----------

PAKISTAN - 0.06%
Chakwal Cement Co. Ltd. (GDR) (2)                                                     891,111         -          -
Engro Chemical Pakistan Ltd.                                                        3,010,668        4,234        .02
Hub Power Co. Ltd. (GDR) (2)                                                          553,328        3,043        .02
Pakistan Telecommunication Corp. (GDR)                                                104,400        3,550        .02
                                                                                                ---------- ----------
                                                                                                    10,827       .06
                                                                                                ---------- ----------



PERU - 1.07%
Banco Continental                                                                  12,533,937        6,359        .04
Cementos Lima SA                                                                      683,611       10,569        .06
Compania de Minas Buenaventura SA, Class B                                            995,485        7,621
Compania de Minas Buenaventura SA, Class B (ADR)                                    1,264,502       19,363        .15
Credicorp Ltd. (1)                                                                  6,673,760       73,411        .40
Minsur SA-Trabajo                                                                   3,752,622        7,999        .04
Ontario-Quinta (acquired 8/15/94, cost: $7,413,000) (3)                             7,224,130        6,754        .04
Telefonica del Peru SA, Class B (ADS)                                               4,047,400       61,217        .34
                                                                                   ---------- ----------
                                                                                                   193,293       1.07
                                                                                              ---------- ----------


PHILIPPINES - 2.31%
Ayala Corp.                                                                       127,385,112       41,903
Ayala Corp., Class B (GDS)                                                          1,390,435         4032        .25
Ayala Land, Inc.                                                                  175,115,433       55,299
Ayala Land, Inc. 6.00% convertible bond March 19, 2002                         PHP260,000,000         5,474        .34
Bacnotan Consolidated Industries, Inc.                                              1,134,200          597
Bacnotan Consolidated Industries, Inc. 5.50%                                         $298,000           113
convertible Eurobond June 21, 2004
Bacnotan Consolidated Industries, Inc. 5.50%
convertible bond June 21, 2004
 (aquired 2/8/94, cost: $4,488,000) (3)                                            $4,500,000         1,710       0.01
Bank of the Philippine Islands                                                     16,179,490       57,905        .32
Bayan Telecommunications Holdings Corp. (acquired                                     933,940        2,458
2/12/98, cost: $1,595,000) (2), (3)
Bayan Telecommunications Holdings Corp., Class A
 (acquired 2/12/98, cost: $2,385,000) (2), (3)                                         24,335           64
Bayan Telecommunications Holdings Corp., Class B
 (acquired 2/12/98, cost: $61,000) (2), (3)                                             7,946           21
Bayan Telecommunications Holdings Corp., convertible preferred
 (acquired 12/22/97, cost: $9,000,000) (2), (3)                                       180,000        9,000        .06
Benpres Holdings Corp. (2)                                                         46,425,300       10,995
Benpres Holdings Corp. (GDR) (2)                                                    6,758,294       31,426        .23
Fortune Cement Corp. (2)                                                           19,950,000          840       -
Hi Cement Corp. (1)                                                                99,155,900         4905
Hi Cement Corp., convertible bond May 27,2000 (1)                               PHP33,051,900           870        .03
International Container Terminal Services, Inc. (2)                                19,533,588        2,545
International Container Terminal Services, Inc. 6.00% convertible bond
 February 19,2000 (acquired 2/18/93, cost: $4,000,000) (3)                         $4,000,000         3,600       .03
JG Summit Holdings, Inc., Class B (2)                                               7,716,300          853
JG Summit Holdings, Inc. 3.50% convertible bond December 23, 2003
 (acquired 12/9/93, cost: $5,727,000) (3)                                          $5,727,000         4,267        .03
Manila Electric Co., Class A (GDR) (2)                                                854,848       10,995
Manila Electric Co., Class B                                                        2,023,584        7,296        .10
Metropolitan Bank and Trust Co.                                                       373,680        3,737        .02
Philippine Airlines Inc. (2)                                                       53,811,256         -          -
Philippine Long Distance Telephone Co., ordinary                                      245,590        7,497
Philippine Long Distance Telephone Co., ordinary (ADS)                              2,697,916       81,275
Philippine Long Distance Telephone Co., convertible                                    95,200        4,950        .52
preferred, Series III (GDS)
PR Holdings, Inc., subscription rights (acquired                                    2,236,600         -          -
7/8/92, cost: $9,835,000) (2), (3)
San Miguel Corp., Class B                                                          18,898,607       41,279        .23
SM Prime Holdings, Inc.                                                            78,177,100       17,693        .10
Southeast Asia Cement Holdings, Inc. (2)                                            4,086,108           59       -
Universal Robina Corp.                                                             30,222,000        6,442        .04
                                                                                    ---------- ----------
                                                                                                   420,100       2.31
                                                                                               ---------- ----------

POLAND - 2.06%
@Entertainment Inc. (2)                                                              274,000        5,138        .03
Bank Handlowy w Warszawie SA                                                       1,457,496       20,243
Bank Handlowy w Warszawie SA (GDR) (2)                                               756,121       11,985        .18
Bank Rozwoju Eksportu SA                                                           1,159,437       36,491        .20
Elektrim SA (1)                                                                    5,080,325       71,855
Elektrim SA 2.00% convertible bond May 30, 2004 (1)                            DEM10,990,000         8,048
Elektrim SA 3.75% convertible bond July 2, 2004 (1)                            EUR51,975,000        53,421        .73
EXBUD SA (1), (2)                                                                    646,154        5,039
EXBUD SA, (ADR) (1), (2)                                                             397,630        3,131        .05
KGHM Polska Miedz SA (1), (2)                                                      2,000,000       12,589
KGHM Polska Miedz SA (GDR) (1), (2)                                                5,581,800       75,354        .48
Polifarb Cieszyn-Wroclaw                                                           1,967,667        3,811        .02
Telekomunikacja Polska SA (GDR) (2)                                                9,315,700       66,374        .37
                                                                                  ---------- ----------
                                                                                                  373,479       2.06
                                                                                             ---------- ----------


PORTUGAL - 0.15%
TELECEL- Comunicacoes Pessoais, SA                                                   208,600       26,868        .15
TVI - Televisao Independente, SA, nonvoting preferred (2)                                 52         -          -
                                                                                 ---------- ----------
                                                                                                   26,868       .15
                                                                                             ---------- ----------


RUSSIAN FEDERATION - 1.97%
AO Mosenergo Power Generation and Electrification Amalgamation (ADS)               4,015,300       17,989        .10
AO Torgovy Dom Gum (Russian Depositary Trust Certificate) (2)                      1,350,000        2,079        .01
Avalon Oil PLC (1), (2)                                                            5,068,000          399       -
Global Tele-Systems Ltd. (acquired 2/2/96, cost: less than $1,000) (2)               262,963       21,300        .12
Irkutskenergo (ADR)                                                                1,320,000        6,665        .04
JSC Moscow City Telephone Network (MGTS) (2)                                          60,150        8,421        .05
Kamaz (2)                                                                          4,345,000          500       -
Lenenergo (2)                                                                     28,336,800        1,417        .01
Lukinter Finance BV 3.50% convertible bond May 6, 2002                           $16,128,000       11,773       .07
LUKoil  Holding (ADR)                                                              4,557,420      180,474
LUKoil Holding, preferred (ADR)                                                       84,300          607        .99
New Century Capital Partners, LP (acquired 12/7/95,                                5,256,300         2750        .02
 cost:$5,492,000) (2), (3), (4)
Nizhny Novgorod Sviazinform (2)                                                      780,000          780
Nizhny Novgorod Sviazinform (ADR) (2)                                              1,110,000        2,059        .02
RAO Gazprom (ADR) (2)                                                              1,606,630       18,075
RAO Gazprom (ADR)  (acquired 10/21/96, cost: $38,674,000) (2), (3)                 2,322,800       26,132        .24
Russian Telecommunications Development Corp. (1), (2)
(acquired 12/22/93, cost: $3,800,000) (2), (3)                                       380,000         -          -
Russian Telecommunications Development Corp., nonvoting (1), (2)
 (acquired 12/22/93, cost: $6,200,000) (2), (3)                                      620,000         -          -
St. Petersburg Telephone Network JSC (2)                                          12,913,020        7,748        .04
StoryFirst Communications Inc., Class B senior convertible preferred
 (acquired 10/14/97, cost: $14,848,000) (1), (2), (3)                                 10,383         3,115        .02
Unified Energy System of Russia                                                  489,784,700       42,856
Unified Energy System of Russia (GDR)                                                155,000        1,434        .24
Xavier Corp. (1), (2)                                                              1,350,000           -        -
                                                                                  ---------- ----------
                                                                                                  356,573       1.97
                                                                                             ---------- ----------


SLOVAKIA - 0.03%
VSZ, AS (1)                                                                        1,146,027        4,703        .03
                                                                                  ---------- ----------
SOUTH AFRICA - 5.44%
African Oxygen Ltd.                                                                4,256,451        6,209        .03
Bidvest Group Ltd.                                                                 2,943,799       24,594        .14
Coronation Holdings Ltd. (1), (2)                                                    565,100       11,990
Coronation Holdings Ltd.,Class N, (2)                                              4,462,204       93,050        .58
Edgars Stores Ltd.                                                                       239            2       -
Energy Africa Ltd. (2)                                                             3,341,300        5,677        .03
Gencor Ltd.                                                                        8,456,800       23,270        .13
Hudaco Industries Ltd.                                                             1,472,200        1,952        .01
International Pepsi-Cola Bottler Investments (acquired                                17,784          728       -
12/18/95, cost: $1,678,000) (2), (3)
Iscor Ltd. (1)                                                                   171,034,668       53,584        .30
JD Group Ltd.                                                                      3,081,246       18,847        .10
M-Web Holdings Ltd. (2)                                                            2,216,400        9,185        .05
Metro Cash and Carry Ltd. (1)                                                     90,755,003       75,219        .42
Nasionale Pers Beperk, Class N (1)                                                10,947,300       65,781        .36
Rembrandt Group Ltd.                                                               8,398,300       70,024        .39
Sage Group Ltd.                                                                    1,678,666        5,078        .03
Sasol Ltd. (1)                                                                    35,131,304      250,701       1.38
South Africa Capital Growth Fund, LP, Class A
 (acquired 8/25/95, cost: $1,768,000) (2), (3),(4)                                     2,180        1,870
South Africa Capital Growth Fund, LP, Class D
 (acquired 8/25/95, cost: $10,867,000) (2),(3),(4)                                    13,650       11,711        .07
South African Breweries Ltd. (2)                                                  26,162,073      227,243       1.25
South African Private Equity Fund III, LP  (acquired 9/23/98,                         30,333       30,333        .17
cost: $30,333,000) (1), (2), (3), (4)
                                                                                  ---------- ----------
                                                                                                  987,048       5.44
                                                                                             ---------- ----------

SOUTH KOREA - 7.95%
Anam Industrial Co. Ltd. (2)                                                         493,181        3,401        .02
Daewoo Securities Co., Ltd., ordinary                                                719,212       13,980        .08
Hansol Paper Co., Ltd.                                                               912,205       14,501        .08
Hyundai Motor Co.                                                                  1,976,035       46,861
Hyundai Motor Co., nonvoting preferred (GDR)                                         967,670        5,541        .29
Keumkang Ltd. (1), (2)                                                               370,900       23,392        .13
Korea Telecom Corp. (ADS) (2)                                                      1,993,500       79,740        .44
Korea Zinc Co. Ltd.                                                                1,171,512       35,424        .20
LG Electronics Inc.                                                                1,851,500       51,186
LG Electronics Inc., nonvoting preferred (GDR)                                       216,150        1,367        .29
LG Semicon Co., Ltd.                                                                 177,598        1,280        .01
Mirae Corp.                                                                          130,527          592       -
Pohang Iron & Steel Co., Ltd.                                                      1,746,615      208,794
Pohang Iron & Steel Co., Ltd. (ADR)                                                1,411,940       47,476       1.41
Samsung Display Devices (1)                                                        2,438,506      132,722
Samsung Display Devices (GDR) (1), (2)                                             2,301,000       29,280
Samsung Display Devices 0.50% convertible Eurobond April 12, 2002 (1)               $770,000           993        .90
Samsung Electronics Co., Ltd.                                                      3,371,167      369,882
Samsung Electronics Co., Ltd. (GDS)                                                3,173,098      170,713
Samsung Electronics Co., Ltd., nonvoting preferred                                   114,143        6,360
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                             518,058       14,117       3.09
Samsung Fire & Marine Insurance                                                       34,670       24,411        .13
Seoul Asia Index Trust (International Depositary Receipts)                                80          272       -
Shinhan Bank (2)                                                                   1,153,740       12,958        .07
SK Telecom Co., Ltd.                                                                  42,402       57,348
SK Telecom Co., Ltd. (ADR)                                                         4,895,145       83,217
SK Telecom Co., Ltd., rights expire July 23, 1999 (2)                                 10,941        5,752        .81
                                                                                    ---------- ----------
                                                                                                    1,441,560       7.95
                                                                                               ---------- ----------

SRI LANKA - 0.02%
Asian Hotels Corp. Ltd. (2)                                                       7,335,000          513        .00
Development Finance Corp. of Ceylon (1)                                           1,788,861        2,477        .01
National Development Bank of Sri Lanka                                            1,296,600        1,577        .01
                                                                                   ---------- ----------
                                                                                                   4,567        .02
                                                                                              ---------- ----------
TAIWAN - 10.90%
Acer Peripherals Inc.                                                             5,960,916       14,768        .08
Advanced Semiconductor Engineering, Inc. (2)                                     73,787,765      249,082
Advanced Semiconductor Engineering, Inc. (GDR) (2)                                  918,790       20,282       1.49
ASE Test Ltd. (2)                                                                 3,832,000       82,388        .45
Asia Cement Corp.                                                                11,629,048       10,444        .06
Asia Corporate Partners Fund, Class B
 (acquired 3/12/96, cost: $19,965,000) (2), (3), (4)                                 40,000       20,032        .11
Asustek Computer Inc.                                                            39,323,904      443,292
Asustek Computer Inc. (GDR)                                                       3,750,699       54,010       2.74
Cathay Construction Co. Ltd.                                                      6,207,620        3,384        .02
China Steel Corp.                                                                 8,400,000        6,347        .03
CMC Magnetics Corp.(2)                                                           45,060,400      206,533       1.14
Compal Electronics Inc.                                                           4,786,904       18,827        .10
Primax Electronics Ltd. (1) (2)                                                  12,319,703       17,551        .10
Seres Capital (Cayman Islands)(acquired 3/12/96, cost:                                    2           62
$25,000) (1), (2), (3)
Seres Capital (Cayman Islands), nonvoting (acquired                                       8          312       -
3/12/96, cost: $125,000) (1), (2), (3)
Taiwan Semiconductor Manufacturing Co. Ltd. (2)                                 194,665,291      744,539
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (2)                             2,346,160       79,769       4.54
Wus Printed Circuit Co., Ltd. (2)                                                 3,231,430        7,706        .04
                                                                                  ---------- ----------
                                                                                               1,979,328      10.90
                                                                                             ---------- ----------



THAILAND - 0.91%
Charoen Pokphand Feedmill PCL (2)                                                 1,266,890        2,063        .01
Dusit Thani PCL (2)                                                                 990,000        1,128        .01
Electricity Generating Authority of Thailand                                     11,540,947       22,080        .12
Post Publishing PCL (1)                                                           2,525,000        3,426        .02
PTT Exploration and Production PCL (2)                                            6,121,500       46,846        .26
Serm Suk PCL                                                                        210,166        1,112
Serm Suk PCL, local registered                                                       64,960          301        .01
Siam City Cement PCL (2)                                                          7,601,463       31,355        .17
Siam Commercial Bank PCL (1) (2)                                                  1,109,466        1,535
Siam Commercial Bank PCL, warrants, expire May 10, 2002 (1), (2)                 11,568,800        7,456
Siam Commercial Bank PCL, warrants, expire June 22, 2004 (1), (2)                   277,366         -
Siam Commercial Bank PCL 5.25% convertible preferred May, 2009 (1), (2)          33,229,200       47,342        .31
Wattachak PCL 3.50% convertible bond December 6, 2003                            $6,400,000          -          -
                                                                                 ---------- ----------
                                                                                                 164,644        .91
                                                                                            ---------- ----------


TURKEY - 5.13%
Adana Cimento Sanayii TAS, Class A                                              490,794,129        7,796
Adana Cimento Sanayii TAS, Class C                                              168,549,570          352        .04
Akbank Turk AS                                                                3,012,000,000       44,272        .24
Aktas Elektrik Ticaret AS                                                        48,349,118        8,367        .05
Ege Biracilik ve Malt Sanayii AS                                                248,615,938       18,566        .10
Erciyas Biracilik ve Malt Sanayii AS (1)                                        718,942,600       16,533        .09
Eregli Demir ve Celik Fabrikalari TAS (1), (2)                                3,207,760,000       44,868        .25
Koc Holding AS                                                                  711,433,076       44,695        .25
Migros Turk TAS (1)                                                              70,262,162       87,451        .48
Nergis Holding AS (1), (2)                                                      201,128,000          844       -
Netas, Northern Electric Telekomunikasyon AS                                    177,175,960        3,738        .02
Petrol Ofisi AS                                                                 241,004,837       85,704        .47
Trakya Cam Sanayii AS (1)                                                     1,067,071,517        8,348        .05
Turk Dis Ticaret Bankasi AS (2)                                                  65,630,000          284       -
Turkiye Garanti Bankasi AS (2)                                               10,974,688,280       81,957        .45
Turkiye Is Bankasi AS, Class C                                               12,990,819,048      230,983       1.27
Turkiye Is Bankasi AS (GDR) (2)                                                     159,000          282       -
Turkiye Sise ve Cam Fabrikalari AS (1)                                        2,755,282,735       25,475        .14
Yapi ve Kredi Bankasi AS (1) (2)                                             15,287,179,623      221,076       1.22
Yapi ve Kredi Koray AS, Class B (1),(2)                                         302,600,000        1,309        .01

                                                                                 ---------- ----------
                                                                                                 932,900       5.13
                                                                                            ---------- ----------



UKRAINE - 0.01%
JKX Oil & Gas PLC (1) (2)                                                         5,230,233          865
JKX Oil & Gas PLC 7.00% convertible bond June 30, 2001
 (acquired 6/6/96, cost: $2,000,000) (1), (3)                                    $2,000,000          340        .01
                                                                                 ---------- ----------
                                                                                                    1,205        .01
                                                                                            ---------- ----------


VENEZUELA - 0.45%
Compania Anonima Nacional Telefonos de Venezuela -                                2,979,300       81,186        .45
CANTV, Class D (ADR) (1)                                                                     ---------- ----------
                                                                                                  81,186        .45
                                                                                             ---------- ----------


VIETNAM - 0.01%
Vietnam Frontier Fund (acquired 7/21/94, cost:                                      222,610          779       -
$2,293,000)  (2), (3)
Vietnam Investment Fund, ordinary, units (acquired 8/4/94,                                6         -
 cost: less than $1,000)  (2), (3), (4)
Vietnam Investment Fund, preferred, units (acquired                                      30        1,631        .01
 8/4/94, cost: $3,206,000)  (2), (3), (4)
                                                                                   ---------- ----------
                                                                                                   2,410        .01
                                                                                              ---------- ----------

MULTINATIONAL - 2.56%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (2), (3)                           3,250,000        1,229        .01
Argosy Minerals Inc. (formerly Argosy Mining Corp.) (2)                             254,677           21       -
Armada Gold Corp. (2)                                                             3,264,000           89
Armada Gold Corp. 10.00% convertible bond July 8, 2004                           CAD800,000            22       -
Asia Pacific Resources International Holdings Ltd. (1), (2)                       3,024,800        5,442        .03
Billiton PLC                                                                     35,577,300      121,811        .67
Black Swan Gold Mines Ltd. (2)                                                    2,275,000          371       -
Capital International Global Emerging Markets Private Equity Fund, L.P.
 (acquired 6/30/99, cost: $56,572,000) (3), (4)                                      56,000       61,306        .34
Cie. Financiere pour l'Europe Centrale SA (GDR) (2)                                  82,995          588       -
Coca-Cola Beverages PLC (2)                                                      11,908,480       25,337        .14
DiamondWorks Ltd. (2)                                                             3,966,000          471
DiamondWorks Ltd. warrants, expire July 15, 1999 (2)                              1,000,000         -          -
Freeport-McMoRan Copper & Gold Inc., Class A                                         91,900        1,539        .01
Genting International PLC (2)                                                           300         -          -
Glencar Mining PLC (2)                                                              519,735          238       -
Goldbelt Resources Ltd. (2)                                                         766,372           16       -
Kimberley Resources Ltd. (2)                                                        426,221          141       -
MIH Ltd. (1) (2)                                                                  1,064,940       28,221        .16
New Asia East Investment Fund Ltd., Class A (acquired                               293,600        2,911
5/23/96, cost: $2,936,000) (2), (3), (4)
New Asia East Investment Fund Ltd., Class B (acquired                             4,006,400       39,719        .24
(acquired cost: $40,064,000) (2), (3), (4)
New Europe East Investment Fund Ltd., Class B (acquired                                 436       36,428        .20
 6/4/93, cost: $33,792,000) (2), (3)
Oliver Gold Corp. (2)                                                                75,795            4       -
Panamerican Beverages, Inc., Class A                                              5,814,700      138,463        .76
                                                                                 ---------- ----------
                                                                                                 464,367       2.56
                                                                                            ---------- ----------

MISCELLANEOUS - 3.28%                                                                       ---------- ----------
Equity securities in initial period of acquisition                                               595,936       3.28
                                                                                            ---------- ----------

TOTAL EQUITY SECURITIES (cost: $13,622,271,000)                                               16,826,668      92.72




BONDS AND NOTES
--------------------------------------------

ARGENTINA - 0.48%
Republic of Argentina:
 8.75% July 10, 2002                                                              ARS4,430         3,622
 11.00% October 9, 2006                                                            $16,225       15,069
 11.375% January 30, 2017                                                           28,795       24,836
 11.75% February 12, 2007                                                        ARS24,830        19,711        .35
Bonos del  Tesoro 8.75% May 9, 2002                                                $18,750       17,024        .09
CEI Citicorp Holdings SA, Series B 11.25% February 14, 2007                      ARS10,575         7,007        .04
                                                                                ---------- ----------
                                                                                    87,269        .48
                                                                                           ---------- ----------

BRAZIL - 1.74%
Federal Republic of Brazil:
 11.625% April 15, 2004                                                               $180          167       -
 Capitalization Bond PIK 8.00% April 15, 2014                                      399,897      260,433       1.44
 Debt Conversion Bond 5.9375% April 15, 2012 (5)                                    28,850       17,419        .10
 MYDFA Trust:
  5.875% September 15, 2007 (acquired 10/2/96, cost: $12,381,000) (3) (5)           14,029        9,645
  5.875% September 15, 2007 (5)                                                      3,920        2,695        .06
 NMB Series EI-L, 5.9375% April 15, 2009 (5)                                         4,600        3,140
 Series EI-L, 5.875% April 15, 2006 (5)                                             20,752       16,212        .11
Brazil Global Bond 10.125% May 15, 2027                                              2,366        1,780        .01
Globo Comunicacoes E Partcipacoes Ltd. 10.625% December 5, 2008                      4,835        3,445        .02
McCaw International, Ltd. (owned by NEXTEL Communications,                             170          105       -
 Inc.) 0%/13.00% April 15, 2007 (6)                                               ---------- ----------
                                                                                                315,041       1.74
                                                                                             ---------- ----------

BULGARIA - 0.02%
Republic of Bulgaria Front Loaded Interest Reduction Bond,
 Series A, 2.50% July 28, 2012 (5)                                                   6,815        4,076        .02


                                                                                  ---------- ----------

CZECH REPUBLIC - 0.00%
Komercni Finance BV 9.00%/10.75% May 15, 2008                                          660          573       -



REPUBLIC OF CROATIA - 0.00%
Croatian Government, Series B, 5.8125% July 31, 2006 (5)                              310          258       -



INDIA - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                                    INR29,929           598       -


INDONESIA - 0.13%
APP International Finance 11.75% October 1, 2005                                     $700          548       -
Indah Kiat International Finance:
 8.875% November 1, 2000                                                               475          419
 10.00% July 1, 2007                                                                10,340        7,160
 11.875% June 15, 2002                                                               4,850        3,941
 12.50% June 15, 2006                                                                  150          119        .06
International Finance Co. 10.00% June 1, 2007                                        1,950        1,419        .01
Pindo Deli Finance Mauritius Ltd.:
 10.25% October 1, 2002                                                              3,895        2,852
 10.75% October 1, 2007                                                             10,375        7,237        .06
                                                                                 ---------- ----------
                                                                                                 23,695        .13
                                                                                            ---------- ----------







MEXICO - 0.64%
Banco Nacional de Comercio Exterior, S.N.C.
 7.25% February 2, 2004                                                              $850          779       -
Bancomex Trust 11.25% May 30, 2006                                                  3,000        3,066        .02
Grupo Televisa, SA  0%/13.25%  May 15, 2008 (6)                                     3,000        2,430        .01
Innova, S de RL 12.875% Senior Notes due April 1, 2007                              1,000          808       -
United Mexican States Government Bonds:
 9.875% January 15, 2007                                                           55,000       55,069
 11.375% September 15, 2016                                                        16,920       17,808
 11.50% May 15, 2026                                                               33,315       36,730        .61
                                                                                 ---------- ----------
                                                                                               116,690        .64
                                                                                            ---------- ----------


PANAMA - 0.14%
Republic of Panama:
 8.875% September 30, 2027                                                         5,990        4,927        .03
 Interest Reduction Bonds 3.75% July 17, 2014
  3.75% (acquired 11/8/95, cost: $1,197,000) (3), (5)                              2,504        1,840        .01
 Past Due Interest Bonds:
  5.9375% July 17, 2016 (4)                                                       24,159       17,787        .10
  5.9375% July 17, 2016 (acquired 6/21/96, cost: $562,000) (3), (5)                  803          591       -
                                                                               ---------- ----------
                                                                                               25,145        .14
                                                                                          ---------- ----------


PERU - 0.06%
Republic of Peru Past Due Interest Bond 4.00% March 7, 2017
 (acquired 3/7/97, cost: $12,282,000) (3), (5)                                   18,100       10,996        .06
                                                                                          ---------- ----------


PHILIPPINES - 0.06%
Republc of Philippines:
 Front Loaded Interest Reduction Bonds, Series B, 6.00%
  June 1, 2008 (5)                                                                2,290        2,134        .01
 8.875% April 15, 2008                                                            6,750        6,607        .04
 9.875% January 15,2019                                                           1,500        1,472        .01
                                                                                ---------- ----------
                                                                                              10,213        .06
                                                                                           ---------- ----------


POLAND - 0.00%
Netia Holdings BV 0%/11.25% November 1, 2007 (6)                                    875          549       -
Republic of Poland past Due Interest Bond 5.00% October 27, 2014 (5)                100           88       -
PTC International Finance BV 0%/10.75% July 1, 2007 (6)                             400          288       -
                                                                                ---------- ----------
                                                                                                 925
                                                                                           ---------- ----------


RUSSIAN FEDERATION - 0.01%
Russia 12.75% June 24, 2028 (acquired 6/18/98, cost: $896,000) (3)                   910          501       -
Russia 6.0625% December 15, 2015 (acquired 3/7/97, cost:                             344           55       -
 less than $1,000) (5)
Russia Principal Loan 6.0625% December 15, 2020 (5)                               10,784        1,334        .01
                                                                                ---------- ----------
                                                                                                1,890        .01
                                                                                           ---------- ----------


THAILAND - 0.01%
Advance Agro PCL 13.00% November 15, 2007 (5)                                      1,435        1,128        .01
                                                                                ---------- ----------




TURKEY - 0.02%
Cellco Finance NV 15.00% August 1, 2005                                           $2,050        2,117        .02
Republic of Turkey 12.00% December 15, 2018                                          900          890       -
                                                                                ---------- ----------
                                                                                                3,007        .02
                                                                                           ---------- ----------


VENEZUELA - 0.46%
Republic of Venezuela:
 Front Loaded Interest Reduction Bonds:
  Series A Eurobond 6.00% March 31, 2007 (5)                                       4,762        3,613
  Series B Eurobond 6.00% March 31, 2007 (5)                                       1,714        1,301        .03
 Debt Conversion Bonds:
  6.3125% December 18, 2007 (5)                                                   44,929       34,258
  9.25% September 15, 2027                                                        66,910       43,492        .43
                                                                               ---------- ----------
                                                                                               82,664        .46
                                                                                          ---------- ----------


SOUTH AFRICA - 0.15%
Republic of South Africa 13.00% August 31, 2010                               ZAR183,500        26,845        .15
                                                                               ---------- ----------

TOTAL BONDS AND NOTES (cost: $698,862,000)                                       711,013      3.92





SHORT-TERM SECURITIES
--------------------------------------------                                   --------     --------   --------

CORPORATE SHORT-TERM NOTES - 2.77%
Abbey National North America 4.84%-4.86% due 8/5-8/9/99                          $56,000       55,717        .31
American Honda Finance Corp. 4.86%-4.87% due 7/7-7/21/99                          43,500       43,422        .24
Arco British Ltd. 4.87%-5.20% due 7/21-7/27/99                                    50,000       49,833        .28
CBA (Delaware) Finance Inc. 4.87% due 8/3/99                                      21,200       21,102        .12
Eksportfinans A/S 4.86% due 7/9/99                                                10,000        9,988        .06
Equilon Enterprises, LLC 4.83%-4.88% due 7/9-7/22/99                              37,650       37,561        .21
General Electric Capital Corp. 4.87% due 8/12/99                                  15,000       14,911        .08
Motiva Enterprises LLC 4.88% due 7/23-8/6/99                                      40,000       39,837        .22
National Australia Funding (Delaware) Inc. 4.91%-5.14%                            35,000       34,570        .19
 due 7/29/99-11/2/99
Reed Elsevier Inc. 4.89%-5.19% due 7/26-8/23/99                                   40,000       39,812        .22
Rio Tinto America, Inc. 4.86%-5.20% due 7/22-8/10/99                              51,450       51,225        .28
Svenska Hendelsbanken Inc. 4.86%-4.87% due 7/12-8/6/99                            57,200       56,972        .31
UBS Finance (DE) Inc. 5.2% due 8/30/99                                            30,000       29,736        .16
Westpac Capital Corp. 4.95% due 11/5/99                                           17,000       16,681        .09
                                                                                 ---------- ----------
                                                                                              501,367       2.77
                                                                                            ---------- ----------

FEDERAL AGENCY DISCOUNT NOTES - 0.14%
Fannie Mae 4.88%-5.29% due 10/18/99                                               26,400       25,982        .14


NON-U.S. GOVERNMENT SHORT-TERM OBLIGATIONS - 0.24%
Mexican Cetes Treasury Bills due 7/8/99                                           $2,332        2,473        .01
Polish Government Bonds, Series PLN, 14.00% due 2/12/00                         PLN6,100         1,558        .01
Turkish Government Treasury Bills due 4/19/00                              TRL17,600,000        23,116        .13
Turkish Government Treasury Bonds, Series CPI, 30.00% due 8/18-9/29/99      TRL3,803,160        16,485        .09
                                                                               ---------- ----------
                                                                                                43,632        .24
                                                                                          ---------- ----------


NON-U.S. CURRENCY - 0.07%
Chilean Pesos                                                                  CHP12,692            25       -
Taiwanese Dollars                                                             TWD416,303        12,893        .07
                                                                              ---------- ----------
                                                                                                12,918        .07
                                                                                         ---------- ----------
                                                                                         ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost $583,238,000)                                  583,899      3.22
                                                                              ---------- ----------

TOTAL INVESTMENT SECURITIES (cost: $14,904,371,000)                           18,121,580      99.86

Net unrealized depreciation on foreign currency contracts (7)                    (19,683)     (0.11)

Excess of cash and receivables over payables                                      45,527         .25
 (excludes open foreign currency contracts)

NET ASSETS                                                                    18,147,424        100%




1. The fund owns 5.00% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
2. Non-income producing securities.
3. Purchased in a private placement transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1999, the total market value and cost of such securities was
      $367,225,000 and $456,742,000, respectively, and the
market value represented 2.02% of net assets.  Such securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.
4. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
5. Coupon rate may change periodically.
6. Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.


7. As of June 30, 1999, the net payable
 consists of the following:
                                                        Contract          U.S. Valuation
                                                          Amount          at 6/30/1999          Unrealized
                                                                                             (Appreciation/
                                                        Non-U.S.     U.S.        U.S. Amount Depreciation)
                                                           (000)    (000)       (000)  (000)         (000)

Sales:

European Monetary Union expiring 12/21/99 - 2/11/00      EUR 679                 $711 $689,62        $23.00

South African Rands expiring 9/30 - 10/25/99           ZAR1,532,3                                  (19,595)

Thai Bahts expiring 11/4/99                            THB110,063                                     (111)

Foreign currency contracts - net                                                                   (19,683)


EQUITY SECURIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31, 1998

Akbank Turk
Alpha Credit Bank
Asea Brown Boveri
AS Eesti Telekom
Bank Hapoalim
Bank Leumi le-Israel
Capital International Global Emerging Markets Private
  Equity Fund L.P.
Castrol India
CMC Magnetics
Controladora Comerical Mexicana
ECI Telecom
Edgars Stores
First International Bank of Israel
Genting International
PT Inti Indorayon Utama
Keumkang
Koor Industries
Korea Telecom
Linea Aerea Nacional Chile
Malayan Banking
Matav-Cable Systems Media
MIH
M-Web Holdings
Orbotech
Quilmes Industrial
Samsung Fire & Marine Insurance
Sapiens International
Shinhan Bank
Stet Hellas Telecommunications
Tata Infotech
Telekom Malaysia
Yapi ve Kredi Koray


EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DECEMBER 31, 1998

Acer Computer International
Aracruz Celulose
Banco Real
PT Bank Internasional Indonesia
PT BAT Indonesia
BIG Bank GDANKSI
C & P Homes
China Yuchai International
Cia. Cimento Portland Itau
Daehan Asia Trust
Daehan Korea Trust
Delta Electronics
Dragon Oil
ELETROPAULO- Eletricidade de Sao Paulo
Ellerine Holdings
Enersis
Euorosov Energy
Fil- Estate Land
Grasim Industries
PT International Nickel Indonesia
PT Jaya Real Property
Jiangsu Expressway
Katselis Sons
Keppel Philippines Holdings
Korea Electric Power
Korea Industrial Leasing
Korea Pacific Trust
LIGHT- Servicos De Eletricidade
Malaysian Airline System
Malbak
Mesbla
PT Modern Photo Film
PT Mulia Industrindo
Nan Ya Plastics
New Clicks Holdings
Optimus
O.Y.L. Industries
Portugal Telecom
Ramco Energy
REAL Consorcio Participacoes
REAL Holdings Participacoes
PT Semen Gresik
Sibir Energy
Siu-Fung Ceramics Holdings
Sociedad Comercial del Plata
Sonera Group
South African Druggists
Star Mining
Sutton Resources
Taiwan Mask
Unicap Electronics Industrial
PT United Tractors
Yangming Marine Transport
YPF
Yukong
Zaklady Metali Lekkich "Kety"
Zaklady Piwowarskie w Zywcu

FINANCIAL STATEMENTS

The Fund's audited financial satements, including the related notes thereto, dated June 30, 1999, are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of June 30, 1999. A copy of the report delivered with this Statement of Additional Information should be retained for future reference.




Emerging Markets Growth Fund
Financial Statements

Statement of Assets and Liabilities           (dollars in
at June 30, 1999                               thousands)
Assets:
 Investment securities at market
  (cost: $14,904,371)                                        $18,121,580
 Cash                                                             11,398
 Receivables for--
  Sales of investments                           $178,807
  Sales of fund's shares                            9,268
  Dividends and accrued interest                   75,033        263,108
                                           -------------- --------------
                                                              18,396,086
                                                          --------------
Liabilities:
 Non-U.S. taxes payable                                           12,761
 Payables for--
  Purchases of investments                        105,967
  Unfunded capital commitments                     98,264
  Open forward currency contracts                  19,683
  Management services                               8,752
  Accrued expenses                                  3,235        235,901
                                           -------------- --------------
                                                                 248,662
                                                          --------------
Net Assets at June 30, 1999 --
 Equivalent to $55.53 per share on
 326,822,483 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 400,000,000 shares)                        $18,147,424
                                                          ==============

Statement of Operations                      (dollars in
for the Year Ended June 30, 1999               thousands)

Investment Income:
 Income:
  Dividends                                      $254,461
  Interest                                        256,798       $511,259
                                           --------------
 Expenses:
  Management services fee                          83,851
  Custodian fee                                    13,016
  Registration statement and prospectus               800
  Auditing and legal fees                             433
  Reports to shareholders                              10
  Taxes other than federal income tax                 188
  Directors' fees                                     204
  Other expenses                                    1,133         99,635
                                           -------------- --------------
 Income before non-U.S. taxes                                    411,624
 Non-U.S. taxes                                                        2
                                                          --------------
 Net investment income                                           411,622
                                                          --------------
Realized Loss and Unrealized
 Appreciation on Investments:
 Realized loss before non-U.S. taxes           (1,036,549)
 Non-U.S. taxes                                        (3)
                                           --------------
  Net realized loss                                           (1,036,552)
 Net unrealized appreciation on investment
  securities                                    3,960,069
 Net change in unrealized depreciation
  on open forward currency contracts              (15,888)
                                           --------------
  Net unrealized appreciation                   3,944,181
  Non-U.S. taxes                                   (9,221)
                                           --------------
   Net unrealized appreciation on
    investments                                                3,934,960
                                                          --------------
 Net realized loss and unrealized
  appreciation on investments                                  2,898,408
                                                          --------------
Net Increase in Net Assets Resulting
 from Operations                                              $3,310,030
                                                          ==============

Statement of Changes in Net Assets
                                             (dollars in
                                               thousands)

                                              Year Ended
                                                   36,341
                                                     1999           1998
                                          --------------- ---------------
Operations:
 Net investment income                           $411,622       $350,719
 Net realized loss on investments              (1,036,552)       (45,790)
 Net unrealized appreciation (depreciation)
  on investments                                3,934,960     (4,643,969)
                                           -------------- ---------------
  Net increase (decrease) in net assets
   resulting from operations                    3,310,030     (4,339,040)
                                           -------------- ---------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                    --       (545,105)
 Distributions from net realized
  gain on investments                                  --       (722,874)
                                           -------------- ---------------
  Total dividends and
   distributions                                       --     (1,267,979)
                                           -------------- ---------------
Capital Share Transactions:
 Proceeds from shares sold:
  58,327,982 and 52,680,219 shares, respec      2,473,079      3,164,945
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  24,142,868 shares                                    --      1,222,745
                                           -------------- ---------------
  Net increase in net assets
   resulting from capital share
   transactions                                 2,473,079      4,387,690
                                           -------------- ---------------
Total Increase (Decrease) in Net Assets         5,783,109     (1,219,329)

Net Assets:
Beginning of year                              12,364,315     13,583,644
                                           -------------- ---------------
 End of year (including net investment
  income over net distributions: $154,942 and
  ($270,619), respectively)                   $18,147,424    $12,364,315
                                          =============== ===============



See Notes to Financial Statements

Emerging Markets Growth Fund
Notes to Financial Statements


1.  Organization and Significant Accounting Policies

Organization - Emerging Markets Growth Fund, Inc. (the "fund") was registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. On July 1, 1999, the fund converted to an open-ended interval fund. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

Significant Accounting Policies - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:
     Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     Non-U.S. Currency Translation - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

     Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

Non-U.S. Investment Risk

Investments in securities of non-U.S. issuers in certain countries involves special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Non-U.S. Taxation - Dividend income, interest income and realized gain of the fund derived in certain countries may be subject to certain non-U.S. taxes at rates ranging from approximately 10% to 35%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

Federal Income Taxation

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of June 30, 1999, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $3,006,243,000 on unrealized appreciation of securities, net of accumulated deferred taxes totaling $9,221,000, of which $4,259,904,000 related to appreciated securities and $1,253,661,000 related to depreciated securities. During the fiscal year ended June 30, 1999, the fund realized, on a tax basis, a net capital loss of $1,247,726,000 on securities transactions. The fund had available at June 30, 1999, a net capital loss carryforward totaling $556,055,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for federal income tax purposes, to fiscal year ending June 30, 2000, the recognition of capital losses totaling $720,329,000 which were realized during the period November 1, 1998 through June 30, 1999. For the fiscal year ended June 30, 1999, the fund recognized, for federal income tax purposes, net gains related to non-U.S. currency transactions of $7,325,000. Such amounts were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $15,106,115,000 at June 30, 1999.

Fees and Transactions with Related Parties

Investment Advisory Fee - The fee of $83,851,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through June 30, 1999, provided for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

Deferred Directors' Fees - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of June 30, 1999, aggregate amounts deferred and earnings thereon were $104,000. These amounts are included with accrued expenses.

Investment Transactions and Other Disclosures

As of June 30, 1999, accumulated undistributed net realized loss on investments was $1,416,382,000 and additional paid-in capital was $16,220,630,000. The fund reclassified $9,299,000 from undistributed net realized loss to additional paid-in capital and $13,939,000 from additional paid-in capital to undistributed net investment income for the fiscal year ended June 30, 1999 as a result of permanent differences between book and tax.

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $7,541,767,000 and $4,241,354,000, respectively, during the fiscal year ended June 30, 1999.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $13,016,000 includes $125,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the
fiscal year   ended June 30, 1999, such non-U.S. taxes were $25,714,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $80,377,000 for the fiscal year ended June 30, 1999.



Per-Share Data and Ratios                                                         Year
                                                                                 ended
                                                                               June 30
                                        1999     1998      1997        1996       1995

Net Asset Value, Beginning of
 Year                                 $46.05   $70.87    $57.57      $52.36     $58.75
                                    -------- --------  --------    --------   --------
 Income from Investment
  Operations:
  Net investment income                  1.48     1.56      1.61        1.30       0.87
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                8.03   (20.69)    14.51        6.49      (0.79)
  Non-U.S. taxes                       (0.03)    0.05     (0.01)      (0.01)     (0.03)
                                    -------- --------  --------    --------   --------
   Total income (loss) from
    investment operations               9.48   (19.08)    16.11        7.78        .05
                                    -------- --------  --------    --------   --------
 Less Distributions:
  Dividends from net
   investment income                      --    (2.36)    (1.79)      (1.30)      (.63)
  Distributions from net
   realized gains                         --    (3.38)    (1.02)      (1.27)     (5.81)
                                    -------- --------  --------    --------   --------
   Total distributions                    --    (5.74)    (2.81)      (2.57)     (6.44)
                                    -------- --------  --------    --------   --------
Net Asset Value, End of Year          $55.53   $46.05    $70.87      $57.57     $52.36
                                     =======  =======   =======     =======    =======
Total Return                           20.59% (27.56)%   29.17%      15.49%    (1.22)%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                      $18,147  $12,364   $13,584      $8,451     $5,572
 Ratio of expenses to average
  net assets                             .73%     .76%      .78%      .84%         .91%
 Ratio of expenses and non-U.S.
  taxes to average net assets            .73%     .80%      .78%      .85%         .94%
 Ratio of net income to average
  net assets                            3.03%    2.58%     2.74%      2.54%       1.70%
 Portfolio turnover rate               33.71%   23.41%    23.75%     17.78%      23.75%






REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSECOOPERS LLP

Los Angeles, California
August 13, 1999



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. Please note that the fund did not make any distribution to its shareholders during the current fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes and foreign source income on a per-share basis for the fiscal year ended June 30, 1999 are $0.08 and $0.52, respectively. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that is derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.0015% of the fund's net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2000 to determine the calendar year amounts to be included on their 1999 tax returns. Shareholders should consult their tax advisers.


                           PART C:

OTHER INFORMATION

  ITEM 23. EXHIBITS

 (a) Amended and Restated Articles of Incorporation of Emerging Markets Growth Fund, Inc.*
 (b) Amended By-Laws of Emerging Markets Growth Fund, Inc.*
 (c)  Amended Specimen Certificate of Common Stock. *
  (d)  Investment Advisory and Service Agreement.*
 (e)  Not Applicable.
 (f)  Directors' Deferred Compensation Plan*
 (g)  (1) Form of Custody Agreement*
  (2) Form of Sub-Custody Agreement*
 (h)  (1) Form of Transfer Agent Agreement*
  (2) Amended and Restated Shareholder Services Agreement
 (i)  Opinion and Consent of Counsel
 (j)  (1) Consent of Independent Public Accountants
  (2) Power of Attorney*
 (k)  Not Applicable.
 (l)  Not Applicable.
 (m)  Not Applicable.
 (n)  Not Applicable.
 (o)  Not Applicable.
 (p)  Not Applicable.
 (q)  Not Applicable.

  ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   None.

  ITEM 25. INDEMNIFICATION

   Section 2-418 of the General Corporation Law of the State of Maryland, the State in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorneys' fees, judgments, fines, and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

   Article 6 of the Registrant's By-Laws provides:

 (a) Each director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent and in the manner provided by Maryland law and the Investment Company Act of 1940 (if applicable), as they may be amended. Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director or officer in connection with any proceeding. However, if the proceeding was one by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Corporation.

  In the event of a settlement, the indemnification shall be made only upon approval by the court having jurisdiction or upon determination by the Board of Directors that such settlement was or, if still to be made, is in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely as to all questions of law on the advice of general counsel of the Corporation, if such counsel is not involved therein or, if involved, then on the advice of independent counsel. The right of indemnification hereby provided shall be in addition to any other rights to which any director or officer may be entitled.

 (b) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or who, while a director or officer of the corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, or another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided, that no insurance may be purchased which would indemnify any director or officer of the Corporation against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS AND THEIR OFFICERS AND DIRECTORS.

    For information relating to the investment adviser's officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Capital International, Inc.

  ITEM 27. PRINCIPAL UNDERWRITERS

    Not Applicable.

 ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

   Accounts, books and other records required by Rule 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant and its investment adviser, Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.
Certain accounting records are maintained and kept in the offices of EMGF's accounting department, 135 South State College Boulevard, Brea, CA 92821.

   Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821.

   Records covering portfolio transactions are maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

  ITEM 29.  MANAGEMENT SERVICES

    Not Applicable.

  ITEM 30. UNDERTAKINGS

    Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment No. 1 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 23rd day of August, 1999.

     EMERGING MARKETS GROWTH FUND, INC.
     By: /s/ Roberta A. Conroy
     /s/ Roberta A. Conroy
     Roberta A. Conroy
     Senior Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                       Title            Date

(1)      Principal Executive Officer:

/s/ Nancy Englander                          President        August 23, 1999

Nancy Englander

(2)      Principal Financial Officer

and Principal Accounting Officer:

/s/ Michael A. Felix                         Vice             August 23, 1999
                                             President

Michael A. Felix                             and Treasurer

(3) Directors:

Robert E. Angelica*                          Director

R. Michael Barth                             Director

Nancy Englander*                             Director

David I. Fisher*                             Director

Khalil Foulathi*                             Director

Beverly L. Hamilton*                         Director

Raymond Kanner*                              Director

Marinus W. Keijzer*                          Director

Hugh G. Lynch*                               Director

Helmut Mader*                                Director

John G. McDonald*                            Director

William Robinson*                            Director

Patricia A. Small*                           Director

Walter P. Stern*                             Director

Shaw B. Wagener*                             Director


*By:
/s/ Roberta A. Conroy
Roberta A. Conroy, Attorney-in-Fact